                                                           Draft of May 29, 1996
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                             GREENWICH AIR SERVICES, INC.

                                         AND

                       THE SUBSIDIARY GUARANTORS NAMED HEREIN

                                          TO

                       AMERICAN STOCK TRANSFER & TRUST COMPANY

                                       TRUSTEE

                                      INDENTURE



                           DATED AS OF [____________], 1996



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

          CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310 THROUGH 318, INCLUSIVE OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE
  ACT SECTION                                   INDENTURE SECTION

     Section 310(a)(1)                          609
     (a)(2)                                     609
     (a)(3)                                     Not
                                                Applicable
     (a)(4)                                     Not
                                                Applicable
     (b)                                        608
                                                610
     Section 311(a)                             613
     (b)                                        613
     Section 312(a)                             701
                                                702
     (b)                                        702
     (c)                                        702
     Section 313(a)                             703
     (b)                                        703
     (c)                                        703
     (d)                                        703
     Section 314(a)                             1019
     (a)(4)                                     102
                                                1004
     (b)                                        Not
                                                Applicable
     (c)(1)                                     102
     (c)(2)                                     102
     (c)(3)                                     Not
                                                Applicable
     (d)                                        Not
                                                Applicable
     (e)                                        102

     Section 315(a)                             601
     (b)                                        602
     (c)                                        601
     (d)                                        601
     (e)                                        514
     Section 316(a)                             104
     (a)(1)(A)                                  502
                                                512
     (a)(1)(B)                                  513
     (a)(2)                                     Not
                                                Applicable
     (b)                                        508
     (c)                                        104
     Section 317(a)(1)                          503
     (a)(2)                                     504
     (b)                                        1003
     Section 318(a)                             107
- -----------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

INDENTURE, dated as of [____________], 1996, between GREENWICH AIR SERVICES, INC., a Delaware corporation (herein called the "Company"), having its principal office at 4590 N.W. 36th Street, Miami, Florida 33122, the SUBSIDIARY GUARANTORS (as hereinafter defined) and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York banking corporation, having its principal office at 40 Wall Street, New York, New York 10005, as Trustee (herein called the "Trustee").

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's [__]% Senior Notes Due 2006 (the "Securities").

                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION

SECTION 101.  DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP; PROVIDED, HOWEVER, that for the avoidance of any possible doubt, any act or condition in accordance herewith and permitted hereunder when taken, created or occurring shall not become a violation of any provision of this Indenture as a result of a subsequent change in U.S. GAAP;

         (4) any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (6)  all dollar amounts are expressed in United States dollars.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Aerospace Industry and Gas Turbine Engine Business" means a business engaged in airline or aircraft related support services as well as a business based on gas turbine engines used in the aerospace industry and military, marine, industrial and power plant applications.

          "Affiliate" of any specified Person means any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person or (ii) which beneficially owns or holds directly or indirectly 10% or more of any class of the Voting Stock of such specified Person or of any Subsidiary of such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Asset Sale" means, with respect to any Person, any transfer, conveyance, sale, lease or other disposition (including, without limitation, dispositions pursuant to any consolidation or merger (but excluding any Sale and Leaseback Transaction)) by such Person or any of its Restricted Subsidiaries, in any single transaction or series of transactions, of (a) shares of Capital Stock or other ownership interests of another Person (including Capital Stock of Unrestricted Subsidiaries) or (b) any other Property or assets of such Person or any of its Restricted Subsidiaries; PROVIDED, HOWEVER, that the aggregate Fair Market Value of the Property and assets transferred, conveyed, sold, leased or otherwise disposed of, exceeds $2 million. Notwithstanding the foregoing, the term "Asset Sale" shall not include (i) any asset disposition permitted pursuant to Section 801 which constitutes a disposition of all or substantially all of the Company's Property or assets; (ii) the sale or transfer of Permitted Short-Term Investments or inventory in the ordinary course of business; (iii) the liquidation of Property received in settlement of Indebtedness owing to the Company or any Restricted Subsidiary as a result of foreclosure, perfection or enforcement of any Lien or Indebtedness, which Indebtedness was owing to the Company or any Restricted Subsidiary in the ordinary course of business of the Company or such Restricted Subsidiary; or (iv) the sale or transfer of any Property by the Company or a Restricted Subsidiary to the Company or a Wholly-Owned Subsidiary.

          "Attributable Indebtedness" means Indebtedness deemed to be incurred in respect of a Sale and Leaseback Transaction and shall be, at the date of determination, the present value (discounted at the actual rate of interest implicit in such transaction, compounded annually), of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate the Securities.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or scheduled redemption payment in respect of such Preferred Stock, as the case may be, multiplied by the amount of such payment, by (ii) the sum of all such principal or redemption payments.

          "Bankruptcy Code" shall have the meaning specified in Section 1301.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each day that is not a Legal Holiday.

          "Capital Lease Obligation" of any Person means an obligation which is required to be classified and accounted for as a capital lease or liability on the face of a balance sheet of such Person in accordance with GAAP. For purposes of Section 1010, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased.

          "Capital Stock" in any Person means any and all shares, interests, participations or other equivalents in the equity interest (however designated) in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to subscribe for or to acquire an equity interest in such Person; PROVIDED, HOWEVER, that "Capital Stock" shall not include Redeemable Stock.

          "Change of Control" means the occurrence of any of the following events: (i) (a) the Specified Holders cease in the aggregate to "beneficially own" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, at least 50% of the total voting power of the Voting Stock of the Company, whether as a result of any issuance of securities of the Company, any merger, consolidation, liquidation or dissolution of the Company or otherwise, and (b) any "person" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than an underwriter engaged in a firm commitment underwriting and other than the Specified Holders, becomes the "beneficial owner" (as defined in clause (a) above, except that for the purposes of this clause (b) a person other than a Specified Holder shall be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of either (x) 35% or more of the total voting power of the Voting Stock of the Company or (y) a greater percentage of the total voting power of the Voting Stock of the Company than the Specified Holders in the aggregate "beneficially own" (as defined in clause (a) above), directly or indirectly; (ii) the stockholders of the Company shall have approved any plan of liquidation or dissolution of the Company; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of the Company was approved by a vote of at least 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Company's Board of Directors then in office.

          "Change of Control Offer" has the meaning specified in Section 1021.

          "Change of Control Payment Date" has the meaning specified in
Section 1021.

          "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conese Family" means collectively Eugene P. Conese, Sr. and members of his immediate family, any of their respective spouses, estates, lineal descendants, heirs, executors, personal representatives, administrators, trusts for any of their benefit and charitable foundations to which shares of the Company's Capital Stock beneficially owned by any of the foregoing have been transferred.

          "Consolidated Interest Coverage Ratio" means, as of the date of the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio (the "Transaction Date"), the ratio of (i) the aggregate amount of EBITDA of the Company and its consolidated Restricted Subsidiaries for the four full fiscal quarters immediately prior to the Transaction Date to (ii) the aggregate Consolidated Interest Expense of the Company and its Restricted Subsidiaries that is anticipated to accrue during a period consisting of the fiscal quarter in which the Transaction Date occurs and the three fiscal quarters immediately subsequent thereto (based upon the pro forma amount and maturity of, and interest payments in respect of, Indebtedness of the Company and its Restricted Subsidiaries expected by the Company to be outstanding on the Transaction Date), assuming for the purposes of this measurement the continuation of market interest rates prevailing on the Transaction Date and base interest rates in respect of floating interest rate obligations equal to the base interest rates on such obligations in effect as of the Transaction Date; PROVIDED, that if the Company or any of its Restricted Subsidiaries is a party on the Transaction Date to any Interest Rate Protection Agreement which would have the effect of changing the interest rate on any Indebtedness of the Company or any of its Restricted Subsidiaries for such four-quarter period (or a portion thereof), the resulting rate shall be used for such four-quarter period or portion thereof; PROVIDED FURTHER that any Consolidated Interest Expense with respect to Indebtedness Incurred or retired by the Company or any of its Restricted Subsidiaries during the fiscal quarter in which the Transaction Date occurs shall be calculated as if such Indebtedness was so Incurred or retired on the first day of the fiscal quarter in which the Transaction Date occurs; and PROVIDED FURTHER, that if the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio would have the effect of increasing or decreasing EBITDA in the future, EBITDA shall be calculated on a pro forma basis as if such transaction had occurred on the first day of the four fiscal quarters referred to in clause (i) of this definition, and if, during the same four fiscal quarters, (x) the Company or any of its Restricted Subsidiaries shall have engaged in any Asset Sale, EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale for such period calculated on a pro forma basis as if such Asset Sale and any related retirement of Indebtedness had occurred on the first day of such period or (y) the Company or any of its Restricted Subsidiaries shall have acquired any material assets outside the ordinary course of business, EBITDA shall be calculated on a pro forma basis as if such asset acquisitions and any related Incurrence of Indebtedness had occurred on the first day of such four fiscal quarter period.

          "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, (i) the sum of (a) the aggregate amount of cash and non-cash interest expense (including capitalized interest) of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP in respect of Indebtedness (including, without limitation, (A) any amortization of debt discount, (B) net costs associated with Interest Rate Protection Agreements (including any amortization of discounts),
(C) the interest portion of any deferred payment obligation, (D) all accrued interest, and (E) all commissions, discounts, commitment fees, origination fees and other fees and charges owed with respect to the New Credit Facility (including any refinancing thereof) and other Indebtedness) paid, accrued or scheduled to be paid or accrued during such period; (b) Preferred Stock dividends and Redeemable Stock dividends of such Person (and of its Restricted Subsidiaries, if paid to a Person other than such Person or its Wholly Owned Subsidiaries) declared and payable other than in kind; (c) the portion of any Capital Lease Obligation of such Person or its Restricted Subsidiaries allocable to interest expense in accordance with GAAP; (d) the portion of any rental obligation of such Person or its Restricted Subsidiaries in respect of any Sale and Leaseback Transaction allocable to interest expense (determined as if such obligation were treated as a Capital Lease Obligation); and (e) to the extent any Indebtedness of any other Person (other than Restricted Subsidiaries) is Guaranteed by such Person or any of its Restricted Subsidiaries, the aggregate amount of interest paid, accrued or scheduled to be paid or accrued by such other Person during such period attributable to such Indebtedness; less (ii) to the extent included in clause (i) above, amortization or write-off of deferred financing costs of such Person and its Restricted Subsidiaries during such period and any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness of such Person and its Restricted Subsidiaries prior to its Stated Maturity; in the case of both clauses (i) and
(ii) above, after elimination of intercompany accounts among such Person and its Restricted Subsidiaries and as determined in accordance with GAAP.

          "Consolidated Net Income" of any Person means, for any period, the aggregate net income (or net loss, as the case may be) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; PROVIDED that there shall be excluded therefrom, without duplication, (i) items classified as extraordinary; (ii) the net income of any Restricted Subsidiary of such Person to the extent the transfer to that Person of that income is restricted by contract or otherwise, except for any cash dividends or cash distributions actually paid by such Restricted Subsidiary to such Person during such period; (iii) the net income (or loss) of any other Person in which such Person or any of its Restricted Subsidiaries has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of such specified Person in accordance with GAAP or is an interest in a consolidated Unrestricted Subsidiary), except to the extent of the amount of cash dividends or other cash distributions actually paid to such Person or its Restricted Subsidiaries by such other Person during such period; (iv) the net income of any Person acquired by such Person or any of its Restricted Subsidiaries in a pooling-of-interests transaction for any period prior to the date of such acquisition; (v) any gain or loss realized on the termination of any employee pension benefit plan; (vi) gains (but not losses) in respect of Asset Sales by such Person or any of its Restricted Subsidiaries other than gains resulting from the sale of inventory; (vii) restructuring costs; and (viii) the cumulative effect of a change in accounting principles and the effect of the adoption of Statement of Financial Accounting Standards No. 106 to the extent expenses recognized pursuant to such adoption exceed the amounts with respect to such expenses which would have been recognized during such period using the "pay as you go" accounting method.

          "Consolidated Net Worth" of any Person means the stockholders' equity of such Person and its Restricted Subsidiaries, as determined on a consolidated basis in accordance with GAAP, less (to the extent included in stockholders' equity) amounts attributable to Redeemable Stock of such Person or any of its Restricted Subsidiaries.

          "Consolidated Net Tangible Assets" means, as of any date of determination, the sum of the amounts that would appear on a consolidated balance sheet of the Company and its consolidated Subsidiaries (other than Unrestricted Subsidiaries) as the total assets (less accumulated depreciation and amortization, allowances for doubtful receivables, other applicable reserves and other properly deductible items) of the Company and its consolidated Subsidiaries (other than Unrestricted Subsidiaries), determined on a consolidated basis in accordance with GAAP, after giving effect to purchase accounting and after deducting therefrom, to the extent otherwise included, the amounts of (without duplication): (i) the excess of cost over fair market value of assets or businesses acquired; (ii) any revaluation or other write-up in book value of assets subsequent to the last day of the fiscal quarter of the Company immediately preceding the Issue Date as a result of a change in the method of valuation in accordance with GAAP; and (iii) unamortized debt discount and expenses, other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and other intangible items (if included in total assets).

          "Corporate Trust Office" means the office of the Trustee in The Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be principally administered and which at the date hereof is located at 40 Wall Street, New York, New York 10005.

          "Corporation" means a corporation, association, company, joint-stock company or business trust.

          "Covenant Defeasance" has the meaning specified in Section 1202.

          "Currency Agreement" means, with respect to any Person, any foreign exchange contract, currency swap agreement or other similar arrangement designed to protect such Person or its Restricted Subsidiaries against fluctuations in currency values, as in effect from time to time.

          "CUSIP Number" means, with respect to the Securities, an identification number assigned to the Securities pursuant to the procedures of the Committee on Uniform Security Identification Procedures and by the CUSIP Service Bureau.

          "Default" means any event, act or condition the occurrence or existence of which is, or after notice or the passage of time or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 306.

          "Defeasance" has the meaning specified in Section 1201.

          "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated by the Company to act as Depositary for such Securities. Initially, the Depositary shall be The Depository Trust Company, its nominees and their respective successors.

          "EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person and its consolidated Restricted Subsidiaries for such period, plus the sum of, to the extent reflected in the consolidated income statement of such Person and its Restricted Subsidiaries for such period from which Consolidated Net Income is determined and deducted in the determination of such Consolidated Net Income, without duplication, (i) income tax expense, (ii) Consolidated Interest Expense, (iii) depreciation and amortization expense and (iv) any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness prior to its Stated Maturity.

          "Event of Default" has the meaning specified in Section 501.

          "Excess Proceeds" has the meaning specified in Section 1014.

          "Exchange Act" means the United States Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

          "Expiration Date" has the meaning specified in Section 104.

          "Expiry Date" has the meaning specified in the definition of "Prepayment Offer Notice" set forth in this Section 101.

          "Fair Market Value" means, with respect to any assets to be transferred pursuant to any Asset Sale or Sale and Leaseback Transaction or any non-cash consideration or property transferred or received by any Person, the fair market value of such assets, consideration or property as determined in good faith by (i) any officer of the Company if such fair market value is less than $5 million and (ii) the Board of Directors as evidenced by a Board Resolution if such fair market value is equal to or in excess of $5 million.

          "GAAP" means generally accepted accounting principles in the United States as in effect on the date of this Indenture, unless stated otherwise in this Indenture.

          "Global Security" means a Security that evidences all or part of the Securities and bears the legend set forth in Section 202.

          "Guarantee" means, with respect to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, (a) any Lien on the assets of such Person securing any Indebtedness of the primary obligor and (b) any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) any Indebtedness of the primary obligor or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase Property or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital, any other financial statement condition or the liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that a Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), extend, assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation or to record, as required pursuant to GAAP or otherwise, any such Indebtedness or obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); PROVIDED, HOWEVER, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Indebtedness, becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness. For purposes of this definition, Indebtedness of the Company or a Restricted Subsidiary held by a Wholly Owned Subsidiary or the Company shall be deemed to be Incurred by the Company or such Restricted Subsidiary in the event such Wholly Owned Subsidiary ceases to be a Wholly Owned Subsidiary or in the event such Indebtedness is transferred to a Person other than the Company or a Wholly Owned Subsidiary.

          "Indebtedness" means at any time (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for borrowed money, (ii) any obligation of such Person evidenced by bonds, debentures, notes, Guarantees or other similar instruments, including, without limitation, any such obligations Incurred in connection with the acquisition of Property, assets or businesses, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of Property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business),
(v) any Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, (vii) any payment obligation of such Person under Currency Agreements or Interest Rate Protection Agreements at the time of determination,
(viii) any obligation to pay rent or other amounts of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party and
(ix) any obligation of the type referred to in clauses (i) through (viii) of this paragraph of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable for, directly or indirectly, as obligor, Guarantor or otherwise. For purposes of this definition, the maximum fixed repurchase price of any Redeemable Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were repurchased on any date on which Indebtedness is required to be determined pursuant to this Indenture; PROVIDED, HOWEVER, that if such Redeemable Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Redeemable Stock. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability at such date in respect of any contingent obligations described above.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Interest Rate Protection Agreement" means, with respect to any Person, any interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement designed to protect such Person or its Restricted Subsidiaries against fluctuations in interest rates, as in effect from time to time.

          "Investment" means, with respect to any Person, directly or indirectly
(a) any advance, loan or capital contribution to any other Person, (b) the acquisition, by purchase or otherwise, of any stock, bonds, notes, debentures or other securities or evidence of beneficial ownership of any other Person or (c) the acquisition, by purchase or otherwise, of all or substantially all of the business or assets of any other Person; PROVIDED, HOWEVER, that investments shall not include extensions of trade credit on commercially reasonable terms in accordance with normal trade practices or any increase in the equity ownership in any Person resulting solely from retained earnings of such Person.

          "Issue Date" means the date upon which the Securities first were issued and authenticated hereunder.

          "Investment Company Act" means the United States Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

          "Legal Holiday" has the meaning specified in Section 113.

          "Lien" means, with respect to any Property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or other), charge, easement, encumbrance, preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing). For purposes of Section 1010, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased.

          "Maturity" means the date on which the principal of the Securities or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, pursuant to a Prepayment Offer or Change of Control Offer or otherwise.

          "Moody's" means Moody's Investors Service Inc., and any successor to its business or operations.

          "Net Cash Proceeds" from an Asset Sale, by any Person or any of its Restricted Subsidiaries, means cash and cash equivalents received, net of (i) all reasonable out-of-pocket expenses of such Person or such Restricted Subsidiary Incurred in connection with such Asset Sale, including, without limitation, all legal, title and recording tax expenses, commissions and other fees and expenses Incurred (but excluding any finder's fee or brokers' fee payable to any Affiliate of such Person), and all Federal, state, provincial, foreign and local taxes that are paid or required to be accrued as liabilities under GAAP by such Person or such Restricted Subsidiary as a consequence of such Asset Sale, (ii) all payments made by such Person or such Restricted Subsidiary on any Indebtedness which is secured by any assets subject to such Asset Sale in accordance with the terms of any Lien upon or with respect to such assets, or which must, by its terms, or in order to obtain a necessary consent to such Asset Sale or by applicable law, be repaid out of the proceeds from such Asset Sale, and (iii) all contractually required distributions and other payments made to minority interest holders (but excluding distributions and payments to Affiliates of such Person) in Restricted Subsidiaries of such Person as a result of such Asset Sale; PROVIDED that, in the event that any consideration for an Asset Sale (which would otherwise constitute Net Cash Proceeds) is required to be held in escrow pending determination of whether a purchase price adjustment will be made, such consideration (or any portion thereof) shall become Net Cash Proceeds only at such time as it is released to such Person or its Restricted Subsidiaries from escrow, and PROVIDED that any non-cash or non-cash equivalent consideration received in connection with an Asset Sale, which is subsequently converted to cash or cash equivalents, shall be deemed to be Net Cash Proceeds at such time and shall thereafter be applied in accordance with Section 1014.

          "New Credit Facility" means any credit facility or agreement (including, without limitation, the $175 million senior secured revolving credit facility, dated as of __________, 1996, between the Company and The Bank of New York Commercial Corporation) with a bank or syndicate of banks or other financial institutions (including working capital or revolving credit facilities) including any related guarantees, collateral documents, instruments and agreements executed in connection therewith, as such agreements may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing). "New Credit Facility" shall include any amendments, renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or any other modifications that increase the principal amount of Indebtedness thereunder or commitments to lend thereunder and have been made in compliance with Section 1008 and Section 1009; PROVIDED that for the purposes of the definitions of "Permitted Company Indebtedness" and "Permitted Restricted Subsidiary Indebtedness or Preferred Stock," no such increase may result in the principal amount of Indebtedness of the Company or its Restricted Subsidiaries under the New Credit Facility exceeding the amount permitted by clause (b) of the definition of "Permitted Company Indebtedness" or by clause (a) of the definition of "Permitted Restricted Subsidiary Indebtedness or Preferred Stock", respectively.

          "Notice of Default" means a written notice of the kind specified in
Section 501.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or any Vice President, together with any one of the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 1004 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be internal legal counsel for the Company, who shall be acceptable to the Trustee and who may rely as to factual matters on Officers' Certificates.

          "Outstanding" means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

         (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (2) Securities for which payment or redemption money in the necessary amount has been theretofore deposited with the Paying Agent (other than the Company or its Wholly Owned Subsidiaries) in trust for the Holders of such Securities, PROVIDED that the Paying Agent is not prohibited from paying such money to the Holders of Securities on that date pursuant to the terms of this Indenture; and PROVIDED FURTHER that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (3)  Securities as to which Defeasance has been effected pursuant to
    Section 1201; and

         (4) Securities which have been paid pursuant to Section 305 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Participants" has the meaning specified in Section 304.

          "Paying Agent" has the meaning specified in Section 1002.

          "PARI PASSU", when used with respect to the ranking of any Indebtedness of any Person in relation to other Indebtedness of such Person, means that each such Indebtedness (a) either (i) is not subordinated in right of payment to any other Indebtedness of such Person or (ii) is subordinate in right of payment to the same Indebtedness of such person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Indebtedness of such Person as to which the other is not so subordinated.

          "Permitted Company Indebtedness" means any and all of the following:
(a) Indebtedness evidenced by the Securities; (b) Indebtedness under the New Credit Facility, PROVIDED that the aggregate principal amount of all such Indebtedness under the New Credit Facility, together with all Indebtedness Incurred pursuant to clause (i) of this paragraph in respect of Indebtedness previously Incurred pursuant to this clause (b), and all Indebtedness Incurred pursuant to Section 1009 under clause (a) of the definition of "Permitted Restricted Subsidiary Indebtedness or Preferred Stock" together with all Indebtedness Incurred and Preferred Stock issued pursuant to Section 1009 under clause (g) of such definition in respect of Indebtedness previously Incurred pursuant to Section 1009 under such clause (a), at any one time outstanding does not exceed the sum of 80% of the aggregate amount of receivables (including unbilled accounts receivable) and 60% of the aggregate amount of inventory as of the end of the most recent fiscal quarter, in each case of the Company and its Restricted Subsidiaries, as determined on a consolidated basis in accordance with GAAP; (c) Indebtedness of the Company to any of its Wholly Owned Subsidiaries (but only so long as such Indebtedness is held by a Wholly Owned Subsidiary); (d) Indebtedness in connection with one or more standby letters of credit, statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature Incurred in the ordinary course of business consistent with past practice and not in connection with the borrowing of money or the obtaining of advances or credit; (e) Indebtedness under Currency Agreements and Interest Rate Protection Agreements entered into for the purpose of limiting currency rate or interest rate risks, PROVIDED that such Currency Agreements and Interest Rate Protection Agreements do not increase the Indebtedness of the Company or its Restricted Subsidiaries outstanding at any time other than as a result of fluctuations in currency rates or interest rates or by reason of customary fees, indemnities and compensation payable thereunder and either, with respect to Currency Agreements, were entered into for the purpose of limiting currency exchange rate risks in connection with transactions entered into in the ordinary course of business, or, with respect to Interest Rate Protection Agreements, are related to payment obligations on Indebtedness otherwise permitted by the terms of Section 1008; (f) certain specified Indebtedness outstanding on the Issue Date not otherwise permitted in clauses
(a) through (e) above or clause (g) below and set forth on Schedule 1008 to this Indenture; (g) Indebtedness in respect of Capital Lease Obligations directly Incurred by the Company, PROVIDED that the aggregate principal amount of such Indebtedness Incurred under this clause (g) and pursuant to Section 1009 under clause (f) of the definition of "Permitted Restricted Subsidiary Indebtedness or Preferred Stock" does not exceed $10 million at any one time outstanding; (h) Indebtedness Incurred in connection with a repurchase of Securities pursuant to a Change of Control, PROVIDED that the principal amount of such Indebtedness does not exceed 101% of the principal amount of the Securities repurchased and the reasonable and customary expenses, fees and costs of the Company in connection therewith, and such Indebtedness (i) has an Average Life to Stated Maturity that is equal to or greater than the remaining Average Life to Stated Maturity of the Securities and (ii) has a Stated Maturity no earlier than the Stated Maturity of the Securities; (i) Indebtedness Incurred in exchange for, or the proceeds of which are used to refinance, Indebtedness referred to in clauses
(a) through (f) or clause (h) of this paragraph (including Indebtedness previously Incurred pursuant to this clause (i)); PROVIDED, HOWEVER, that (i) such Indebtedness is in an aggregate principal amount not in excess of the sum of (A) the aggregate principal amount then outstanding of the Indebtedness being exchanged or refinanced and (B) an amount necessary to pay any reasonable fees and expenses, including premiums, related to such exchange or refinancing, (ii) such Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being exchanged or refinanced, (iii) such Indebtedness has an Average Life to Stated Maturity at the time such Indebtedness is Incurred that is equal to or greater than the Average Life to Stated Maturity of the Indebtedness being exchanged or refinanced, and (iv) such Indebtedness is subordinated in right of payment to the Securities to at least the same extent, if any, as the Indebtedness being exchanged or refinanced and the covenants relating to such Indebtedness are no more restrictive in the aggregate than those relating to the Indebtedness being exchanged or refinanced; and (j) Indebtedness not otherwise permitted to be Incurred pursuant to clauses (a) through (i) above, PROVIDED that the aggregate principal amount of all Indebtedness Incurred and Preferred Stock issued pursuant to this clause (j) and pursuant to Section 1009 under clause (h) of the definition of "Permitted Restricted Subsidiary Indebtedness or Preferred Stock" does not exceed $25 million at any one time outstanding.

          "Permitted Investments" means any and all of the following: (a) Permitted Short-Term Investments; (b) Investments in property, plant and equipment used in the ordinary course of business; (c) Investments in any other Person, as a result of which such other Person becomes a Restricted Subsidiary in compliance with Section 1017; and (d) Investments in joint ventures in the Aerospace Industry and Gas Turbine Engine Business, whether in the form of cash or through the contribution of assets (the value of any payment other than cash is to be determined by the Board of Directors and evidenced by a Board Resolution), in an amount not to exceed $10 million.

          "Permitted Liens" means any or all of the following: (a) Liens existing as of the Issue Date;(b) any Lien existing on any Property at the time of the acquisition thereof (and not Incurred in anticipation of such acquisition), PROVIDED that such Liens are not extended to other Property of the Company or any Restricted Subsidiary;(c) Liens securing Indebtedness Incurred under the New Credit Facility; PROVIDED that (i) such Indebtedness was Incurred in compliance with Section 1008 pursuant to clause (b) of the definition of Permitted Company Indebtedness or Section 1009 pursuant to clause (a) of the definition of Permitted Restricted Subsidiary Indebtedness or Preferred Stock and (ii) such Liens on assets of any Restricted Subsidiary extend only to the assets of such Restricted Subsidiary that Incurred such Indebtedness;(d) Liens securing standby letters of credit, statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature Incurred in compliance with Section 1008 pursuant to clause (d) of the definition of Permitted Company Indebtedness or Section 1009 pursuant to clause (c) of the definition of Permitted Restricted Subsidiary Indebtedness or Preferred Stock; PROVIDED, that such Liens on assets of any Restricted Subsidiary extend only to the assets of such Restricted Subsidiary that Incurred such Indebtedness;(e) Liens securing Indebtedness in respect of Capital Lease Obligations permitted under Section 1008 pursuant to clause (g) of the definition of Permitted Company Indebtedness or Section 1009 pursuant to clause (f) of the definition of Permitted Restricted Subsidiary Indebtedness or Preferred Stock; PROVIDED that
(i) the amount of Indebtedness Incurred in any specific case does not, at the time such Indebtedness is Incurred, exceed the Fair Market Value of the Property or asset acquired or constructed in connection with such Capital Lease Obligation and (ii) no Property or assets of the Company or any of its Restricted Subsidiaries (other than the Property or asset acquired or constructed in connection with such Capital Lease Obligation) are subject to any Lien securing such Indebtedness;(f) Liens on Property of a Person (including an Unrestricted Subsidiary) existing at the time such Person is merged with or into or consolidated with the Company or a Restricted Subsidiary or otherwise becomes a Restricted Subsidiary (and not Incurred in anticipation of any such transaction); PROVIDED that such Liens are not extended to any other Property or assets of the Company and its Restricted Subsidiaries;(g) Liens to secure any permitted extension, renewal, refinancing, refunding or exchange (or successive extensions, renewals, refinancing, refundings or exchanges), in whole or in part, of or for any Indebtedness secured by Liens referred to in the foregoing clauses (a) through (f); PROVIDED, HOWEVER, that (i) such new Lien shall be limited to all or part of the same Property that secured the original Lien and (ii) the Indebtedness secured by such Lien at such time is not increased.

          "Permitted Restricted Subsidiary Indebtedness or Preferred Stock"
means any and all of the following:   (a) Indebtedness under the New Credit
Facility, PROVIDED that the aggregate principal amount of all such Indebtedness under the New Credit Facility, together with all Indebtedness Incurred and Preferred Stock issued pursuant to clause (g) of this paragraph in respect of Indebtedness previously Incurred pursuant to this clause (a) and all Indebtedness Incurred pursuant to Section 1008 under clause (b) of the definition of "Permitted Company Indebtedness" together with all Indebtedness Incurred pursuant to Section 1008 under clause (i) of such definition in respect of Indebtedness previously Incurred pursuant to Section 1008 under such clause
(b), at any one time outstanding does not exceed the sum of 80% of the aggregate amount of receivables (including unbilled accounts receivable) and 60% of the aggregate amount of inventory as of the end of the most recent fiscal quarter, in each case of the Company and its Restricted Subsidiaries, as determined on a consolidated basis in accordance with GAAP; (b) Indebtedness or Preferred Stock held by the Company or any of its Wholly Owned Subsidiaries (but only so long as such Indebtedness or Preferred Stock is held by the Company or a Wholly Owned Subsidiary); (c) Indebtedness in connection with one or more standby letters of credit, statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature Incurred in the ordinary course of business consistent with past practice and not in connection with the borrowing of money or the obtaining of advances or credit; (d) Indebtedness under Currency Agreements and Interest Rate Protection Agreements entered into for the purpose of limiting currency rate or interest rate risks, PROVIDED that such Currency Agreements and Interest Rate Protection Agreements do not increase the Indebtedness of such Restricted Subsidiary outstanding at any time other than as a result of fluctuations in currency rates or interest rates or by reason of customary fees, indemnities and compensation payable thereunder and either, with respect to Currency Agreements, were entered into for the purpose of limiting exchange rate risks in connection with transactions entered into in the ordinary course of business, or, with respect to Interest Rate Protection Agreements, are related to payment obligations on Indebtedness otherwise permitted by the terms of Section 1009; (e) Indebtedness or Preferred Stock of Restricted Subsidiaries outstanding on the Issue Date not otherwise permitted in clauses (a) through (d) above or clause (f) below and set forth on Schedule 1009 to this Indenture; (f) Indebtedness in respect of Capital Lease Obligations directly Incurred by a Restricted Subsidiary, PROVIDED that the aggregate principal amount of such Indebtedness Incurred under this clause (f) and Section 1008 under clause (g) of the definition of "Permitted Company Indebtedness" does not exceed $10 million at any one time outstanding; (g) Indebtedness Incurred or Preferred Stock issued in exchange for, or the proceeds of which are used to refinance, Indebtedness or Preferred Stock referred to in clauses (a) through (e) of this paragraph (including Indebtedness previously Incurred and Preferred Stock previously issued pursuant to this clause (g)); PROVIDED, HOWEVER, that (i) such Indebtedness or Preferred Stock is in an aggregate principal amount not in excess of the sum of (A) the aggregate principal amount then outstanding of the Indebtedness or Preferred Stock being exchanged or refinanced and (B) an amount necessary to pay any reasonable fees and expenses, including premiums, related to such exchange or refinancing, (ii) such Indebtedness or such Preferred Stock, as the case may be, has a Stated Maturity or final redemption date (if any) no earlier than the Stated Maturity or final redemption date (if any) of the Indebtedness or Preferred Stock being exchanged or refinanced, (iii) such Indebtedness or such Preferred Stock, as the case may be, has an Average Life to Stated Maturity at the time such Indebtedness is Incurred or such Preferred Stock is issued, as the case may be, that is equal to or greater than the Average Life to Stated Maturity of the Indebtedness or Preferred Stock being exchanged or refinanced, and (iv) such Indebtedness or such Preferred Stock, as the case may be, is subordinated in right of payment to the Securities to at least the same extent, if any, as the Indebtedness or Preferred Stock being exchanged or refinanced and the covenants relating to such Indebtedness or Preferred Stock are no more restrictive in the aggregate than those relating to the Indebtedness or Preferred Stock being exchanged or refinanced; and (h) Indebtedness or Preferred Stock not otherwise permitted to be Incurred or issued pursuant to clauses (a) through (g) above, PROVIDED that the aggregate principal amount of all Indebtedness Incurred or Preferred Stock issued pursuant to this clause (h) and pursuant to Section 1008 under clause (j) of the definition of "Permitted Company Indebtedness" does not exceed $25 million at any one time outstanding.

          "Permitted Short-Term Investments" means (a) Investments in
U.S. Government Obligations maturing within one year of the date of acquisition thereof, (b) Investments in certificates of deposit or Eurodollar deposits maturing within one year of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any State thereof and is a member of the Federal Reserve System having capital, surplus and undivided profits aggregating in excess of $500 million and whose long-term indebtedness is rated "A" (or higher) according to Moody's, and
(c) Investments in commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any State thereof with a rating at the time as of which any Investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization, other business entity or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 305 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person; PROVIDED, HOWEVER, that "Preferred Stock" shall not include Redeemable Stock.

          "Prepayment Offer" has the meaning specified in Section 1014(c).

          "Prepayment Offer Notice" means a written notice of a Prepayment Offer sent by the Company by first-class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Prepayment Offer offering to purchase up to the principal amount of Securities specified in such Prepayment Offer at the purchase price specified in such Prepayment Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Prepayment Offer Notice shall specify an expiry date (the "Expiry Date") of the Prepayment Offer which shall be, subject to any contrary requirements of applicable law, and a settlement date (the "Purchase Date") for purchase of the Securities which shall be, subject to any contrary requirements of applicable law, not less than 30 days nor more than 60 days after the date the Prepayment Offer Notice is mailed. The Prepayment Offer Notice shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Prepayment Offer, which at a minimum will include (i) the Company's most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (which requirements may be satisfied by delivery of such documents together with the Prepayment Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i), (iii) if applicable, appropriate PRO FORMA financial information concerning the Prepayment Offer, (iv) a description of the events requiring the Company to make the Prepayment Offer, (v) a description of the procedure which Holders must follow and any other information necessary to enable such Holders to tender Securities pursuant to the Prepayment Offer,
(vi) a description of the procedure which Holders must follow and any other information necessary to enable such Holders to withdraw an election to tender Securities for payment, and (vi) any other information required by applicable law to be included therein. The Prepayment Offer Notice shall also state:

         (1)  the Expiry Date and the Purchase Date;

         (2) that any Securities (or any portion thereof) accepted for payment (and duly paid on the Purchase Date) pursuant to the Prepayment Offer shall cease to accrue interest after the Purchase Date;

         (3) the maximum aggregate principal amount of the Securities offered to be purchased by the Company pursuant to the Prepayment Offer (including, if less than 100%, the manner by which such has been determined pursuant to the Indenture) (the "Purchase Amount");

         (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

         (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

         (6) the place or places where Securities are to be surrendered for tender pursuant to the Prepayment Offer;

         (7) that each Holder electing to tender a Security pursuant to the Prepayment Offer will be required to surrender such Security at the place or places specified in the Prepayment Offer Notice prior to the close of business on the Expiry Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

         (8) that Holders will be entitled to withdraw all or any portion of the Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiry Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

         (9) that if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Prepayment Offer, the Company shall purchase all such Securities; and

         (10) that in case of any Holder whose Security is purchased only in part, the Company and the Subsidiary Guarantors shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Prepayment Offer Notice shall be governed by and effected in accordance with
Section 1014.

          "primary obligor" has the meaning specified in the definition of "Guarantee" set forth in this Section 101.

          "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person (but excluding Capital Stock or other securities issued by such first mentioned Person).

          "Purchase Amount" has the meaning specified in the definition of "Prepayment Offer Notice" set forth in this Section 101.

          "Purchase Date" has the meaning specified in the definition of "Prepayment Offer Notice" set forth in this Section 101.

          "Purchase Price" has the meaning specified in the definition of "Prepayment Offer Notice" set forth in this Section 101.

          "Redeemable Stock" of any Person means any equity security of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or otherwise (including on the happening of an event), (a) is or could become required to be redeemed for cash or other Property or is or could become redeemable for cash or other Property at the option of the holder thereof, in whole or in part, prior to the Stated Maturity of the

Securities or (b) is or could become exchangeable at the option of the holder thereof for Indebtedness at any time, in whole or in part, prior to the Stated Maturity of the Securities;

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registrar" has the meaning specified in Section 1002.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities means the date specified for that purpose in the Securities.

          "Replacement Assets" has the meaning specified in Section 1014(b).

          "Restricted Payment" means (i) a dividend or other distribution declared or paid on the Capital Stock or Redeemable Stock of the Company or to the Company's stockholders (other than dividends and distributions paid solely in Capital Stock of the Company), or declared and paid to any Person other than the Company or any of its Wholly Owned Subsidiaries on the Capital Stock or Redeemable Stock of any Restricted Subsidiary, (ii) a payment made by the Company or any of its Restricted Subsidiaries (other than to the Company or any Wholly Owned Subsidiary) to purchase, redeem, acquire or retire any Capital Stock or Redeemable Stock of the Company or of a Restricted Subsidiary, (iii) a payment made by the Company or any of its Restricted Subsidiaries to redeem, repurchase, defease or otherwise acquire or retire for value (including pursuant to mandatory repurchase covenants), prior to any scheduled maturity, scheduled sinking fund or scheduled mandatory redemption, Indebtedness of the Company which is subordinate (whether pursuant to its terms or by operation of law) in right of payment to the Securities other than payments made by the Company to redeem its 8% convertible subordinated debentures due 2000, or (iv) an Investment by the Company or a Restricted Subsidiary in any Person other than the Company or a Wholly Owned Subsidiary and other than Investments by the Company or a Restricted Subsidiary in any Person who becomes a Wholly Owned Subsidiary as a result of such Investment.

          "Restricted Subsidiary" means any Subsidiary of the Company that the Company has not designated an Unrestricted Subsidiary in the manner provided in
Section 1017.

          "Sale and Leaseback Transaction" means, with respect to any Person, any direct or indirect arrangement (excluding, however, any such arrangement between such Person and a Wholly Owned Subsidiary of such Person or between two or more Wholly Owned Subsidiaries of such Person) pursuant to which Property is sold or transferred by such Person or a Restricted Subsidiary of such Person and is thereafter leased back from the purchaser or transferee thereof by such Person or one of its Restricted Subsidiaries.

          "Securities" has the meaning stated in the preamble of this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, and more particularly means any Securities authenticated and delivered under this Indenture.

          "Securities Act" means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 304.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 306.

          "Specified Holders" means the Conese Family and any corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, the capital stock of which is wholly owned by the Conese Family.

          "S&P" means Standard & Poor's Ratings Group and any successor to its business or operations.

          "Stated Maturity", when used with respect to any security or any installment of principal thereof or interest thereon, means the date specified in such security as the fixed date on which the principal of such security or such installment of principal or interest is due and payable, including, without limitation, pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

          "Subsidiary" of a Person means (a) another Person which is a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned or controlled by (i) the first Person, (ii) the first Person and one or more of its Subsidiaries, or (iii) one or more of the first Person's Subsidiaries or (b) another Person which is not a corporation (x) at least 50% of the ownership interest of which and (y) the power to elect or direct the election of a majority of the directors or members of any other governing body of which are controlled by Persons referred to in clauses (i), (ii) or
(iii) above.

          "Subsidiary Guarantors" means Gas Turbine Corporation, a Delaware corporation, Greenwich Turbine, Inc., a Delaware corporation, GASI Engine Services Corporation, a Delaware corporation, Gas Turbine Test Corporation, a Delaware corporation, Greenwich Foreign Sales Corporation, a Barbados corporation, Greenwich Air Services-Texas, L.P., a Delaware limited partnership, and McAllen Components, L.P., a Delaware limited partnership; PROVIDED, HOWEVER, that any Subsidiary of the Company may become a Subsidiary Guarantor pursuant to Section 1305.

          "Surviving  Entity" has the meaning specified in Section 801.

          "Transaction Date" has the meaning specified in the definition of "Consolidated Interest Coverage Ratio" set forth in this Section 101.

          "Trust Indenture Act" means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the United States Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the United States Trust Indenture Act of 1939 as so amended.

          "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include the successor.

          "Unrestricted Subsidiary" means (i) each Subsidiary of the Company designated as an Unrestricted Subsidiary as of the Issue Date including but not limited to Greenwich Turbine, Inc., a Delaware corporation, (ii) each Subsidiary of the Company that the Company has designated pursuant to Section 1017 as an Unrestricted Subsidiary and (iii) any Subsidiary of an Unrestricted Subsidiary.

          "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" of any Person means Capital Stock and Redeemable Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          "Wholly Owned Subsidiary" means, at any time, a Restricted Subsidiary all of the Voting Stock of which (except directors' qualifying shares) is at the time owned, directly or indirectly, by the Company and its other Wholly Owned Subsidiaries.

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company or a Subsidiary Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or such Subsidiary Guarantor, as applicable, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or a Subsidiary Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS; RECORD DATES.

          Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Subsidiary Guarantors. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Company and the Subsidiary Guarantors, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1506.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Except as provided in Section 1402, any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Subsidiary Guarantors in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities; PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take or revoke the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in
Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to the Securities. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction or to revoke the same, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date; provided, further, that the Expiration Date shall be no later than 180 days following the record date relating to such Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date to any earlier day as provided in this paragraph.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to the Securities may do so with regard to all or any part of the principal amount of such Securities or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105.  NOTICES, ETC., TO TRUSTEE, COMPANY AND THE SUBSIDIARY GUARANTORS.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration, or

         (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or any Subsidiary Guarantor addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument, Attention: President, or at any other address previously furnished in writing to the Trustee by the Company or any Subsidiary Guarantor.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification shall constitute a sufficient notification for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission or otherwise to or with the Company or any Subsidiary Guarantor at the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or any Subsidiary Guarantor.

SECTION 106.  NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  EFFECT OF HEADINGS, TABLE OF CONTENTS AND CROSS-REFERENCE SHEET.

          The Article and Section headings herein, the Table of Contents and the Cross-Reference Sheet are for convenience only and shall not affect the construction hereof.

SECTION 109.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company and the Subsidiary Guarantors shall bind their successors and assigns, whether so expressed or not.

SECTION 110.  SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities or the Subsidiary Guarantees endorsed thereon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities or the Subsidiary Guarantees endorsed thereon, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

          This Indenture and the Securities and the Subsidiary Guarantees endorsed thereon shall be governed by and construed in accordance with the internal laws of the State of New York without reference to principles of conflicts of laws.

SECTION 113.  LEGAL HOLIDAYS.

          A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York.

          In any case where any Interest Payment Date, Redemption Date, Purchase Date, Change of Control Payment Date or Stated Maturity of any Security shall be a Legal Holiday, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in the Securities which expressly states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding day that is not a Legal Holiday with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date, Change of Control Payment Date or at the Stated Maturity, PROVIDED that no interest shall accrue from and after such Interest Payment Date, Redemption Date, Purchase Date, Change of Control Payment Date or Stated Maturity, as the case may be. If a regular record date is a Legal Holiday, the record date shall not be affected.

                                     ARTICLE TWO

                                    SECURITY FORMS

SECTION 201.  FORM OF SECURITIES.

          The Securities, the Subsidiary Guarantees to be endorsed thereon and the Trustee's certificate of authentication shall be in substantially the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

          The Securities and Subsidiary Guarantees endorsed thereon shall be issued initially in the form of one or more permanent Global Securities in definitive, fully registered form without interest coupons in substantially the form set forth in Sections 202 and 203 hereof, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and the Subsidiary Guarantors and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee in the limited circumstances hereinafter provided.

          The Securities and Subsidiary Guarantees endorsed thereon shall be typed, printed, lithographed or engraved or may be produced in any other manner, all as determined by the officers executing the Securities, as evidenced by their execution of the Securities.

SECTION 202.  FORM OF FACE OF GLOBAL SECURITY.

THIS SECURITY WITH THE SUBSIDIARY GUARANTEES ENDORSED HEREON IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                              GREENWICH AIR SERVICES, INC.
                              ___% SENIOR NOTE DUE 2006

                        GUARANTEED AS TO PAYMENT OF PRINCIPAL,
                       PREMIUM, IF ANY, AND INTEREST BY CERTAIN
                     SUBSIDIARIES OF GREENWICH AIR SERVICES, INC.

                        .....................................

                              [__]% Senior Note Due 2006
                   ...............................................

No. ......                                                               $ .....
                                                                 CUSIP No. _____

          GREENWICH AIR SERVICES, INC., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
 ............................. or registered assigns, the principal sum of ...................... on ____________, 2006, and to pay interest thereon from [_______________], 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on [_______________] and [______________] in each year, commencing
[_______________], 1996, at the rate of [__]% per annum, both before and after default, with interest upon overdue interest at the same rate (to the extent legally permitted) until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [_______________] or [_______________] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                   GREENWICH AIR SERVICES, INC.

                                   By...........................................

                                   By...........................................

SECTION 203.  FORM OF REVERSE OF GLOBAL SECURITY.

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued under an Indenture, dated as of [_______________], 1996 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company, the Subsidiary Guarantors named therein and American Stock Transfer & Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the Securities issued pursuant to the Indenture limited in aggregate principal amount to $150,000,000 .

          The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after [_______________] 2001, in whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning [_______________] of the years indicated:

                                        Redemption
                         YEAR             PRICE
                         ----           ----------
                         2001           [_____]%
                         2002           [_____]%
                         2003           [_____]%

and thereafter, beginning [_______________], 2004, at a Redemption Price equal to 100% of the principal amount, together, in the case of any such redemption, with accrued and unpaid interest (if any) to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of the Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

          In the event of redemption of this Security in part only, a new Security or Securities of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          Upon a Change of Control, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a purchase price equal to 101% of the principal amount of the Securities to be purchased plus accrued and unpaid interest thereon to the Change of Control Payment Date as provided in, and subject to the terms of, the Indenture.

          As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under this Security are Guaranteed pursuant to Subsidiary Guarantees endorsed hereon and as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantees. The Indenture provides that a Subsidiary Guarantor shall be released from its Subsidiary Guarantee upon compliance with certain conditions.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default with respect to the Securities shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture provides that modifications and amendments of the Indenture may be made by the Company, the Subsidiary Guarantors and the Trustee without the consent of any Holders of Securities in certain limited circumstances. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Subsidiary Guarantors the Trustee and any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          The Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Company's [__]% Senior Notes Due 2006 referred to in the within-mentioned Indenture.

Dated:

                                        American Stock Transfer &
                                          Trust Company, AS TRUSTEE


By.......................................
                                                  AUTHORIZED OFFICER

SECTION 205.  FORM OF GUARANTEE

          For value received, each of the Subsidiary Guarantors listed below hereby jointly and severally unconditionally Guarantees to the Holder of the Security upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, the full and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether a Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

          Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same, any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of all or any of the Securities, or any consent to departure from any requirement of any other Guarantee of, all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330, as amended (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities (including, without limitation, any interest or premium thereon), any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of the Indenture or with respect to the provisions hereof as they apply to any other Subsidiary Guarantor, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at its Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Indenture, directly against all or any of the Subsidiary Guarantors to enforce this Subsidiary Guarantee without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

          No reference herein to the Indenture and no provision of this Subsidiary Guarantee or of the Indenture shall alter or impair the Subsidiary Guarantee of any Subsidiary Guarantor, which is absolute and unconditional, of the full and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Subsidiary Guarantee is endorsed.

          Each Subsidiary Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of this Security pursuant to the provisions of this Subsidiary Guarantee or the Indenture; PROVIDED, HOWEVER, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

          This Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Subsidiary Guarantee.

          The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture.

          By delivery of a supplemental indenture to the Trustee in accordance with the terms of the Indenture, each Person that became a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Subsidiary Guarantee for the benefit of the Holder of this Security with the same effect as if such Subsidiary Guarantor was named below.

          All terms used in this Subsidiary Guarantee which are defined in the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

          This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

          Reference is made to Article Thirteen of the Indenture for further provisions with respect to this Subsidiary Guarantee.

          THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

          IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Subsidiary Guarantee to be duly executed.

                                             Gas Turbine Corporation
                                             Greenwich Turbine, Inc.
                                             GASI Engine Services Corporation
                                             Gas Turbine Test Corporation
                                             Greenwich Foreign Sales Corporation
                                             Greenwich Air Services-Texas, L.P.
                                             McAllen Components, L.P.

                                             Each as Subsidiary Guarantor



By.................................
  Title:

Attest:

 ...................................
Title:

                                    ARTICLE THREE

                                    THE SECURITIES

SECTION 301.  DENOMINATIONS.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1000 or an integral multiple thereof.

SECTION 302.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or by any Vice President, together with any one of the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         Each Security shall be dated the date of its authentication.

         No Security or Subsidiary Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security and the Subsidiary Guarantees endorsed thereon have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 308, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         The Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount of $150,000,000, upon Company Order. Such Company Order shall specify the date on which the original issue of Securities is to be authenticated and shall further provide instructions concerning registration, amounts for each Holder and delivery. The aggregate principal amount of Securities outstanding at any time may not exceed $150,000,000, except as provided in Section 305.

SECTION 303.  TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Subsidiary Guarantees substantially of the tenor of the definitive Subsidiary Guarantees in lieu of which they are issued duly executed by the Subsidiary Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company maintained for that purpose, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company and each Subsidiary Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities with the Subsidiary Guarantees endorsed thereon, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 304. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company maintained pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company maintained for such purpose, the Company and each Subsidiary Guarantor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities with the Subsidiary Guarantees endorsed thereon, of any authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities with the Subsidiary Guarantees endorsed thereon, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company and each Subsidiary Guarantor shall execute, and the Trustee shall authenticate and deliver, the Securities with the Subsidiary Guarantees endorsed thereon which the Holder making the exchange is entitled to receive.

         All Securities with the Subsidiary Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and each Subsidiary Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 906 or 1106 not involving any transfer.

         If the Securities are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1102 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         With respect to Global Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and deposited with such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) A Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary. A Global Security is exchangeable for certificated Securities only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a notice that such Global Security shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable or
    (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by such Global Security. Any Global Security that is exchangeable for certificated Securities pursuant to the preceding sentence will be transferred to, and registered and exchanged for, certificated Securities in authorized denominations, without legends applicable to a Global Security, and registered in such names as the Depositary holding such Global Security may direct. Subject to the foregoing, a Global Security is not exchangeable, except for a Global Security of like denomination to be registered in the name of the Depositary or its nominee. In the event that a Global Security becomes exchangeable for certificated Securities,
    (i) certificated Securities will be issued only in fully registered form in denominations of $1,000 or integral multiples thereof, (ii) payment of principal, premium (if any) and interest on the certificated Securities will be payable, and the transfer of the certificated Securities will be registerable, at the office or agency of the Company maintained for such purposes, and (iii) no service charge will be made for any registration of transfer or exchange of the certificated Securities, although the Company may require payment of a sum sufficient to cover any tax or governmental charge imposed in connection therewith.

         (3) Securities issued in exchange for a Global Security or any portion thereof shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee. With respect to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

         (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 303, 305, 906 or 1106 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         Members of, or participants in, the Depositary ("Participants") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

SECTION 305.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Trustee, the Company and each Subsidiary Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security with the Subsidiary Guarantees endorsed thereon of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company and each Subsidiary Guarantor shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security with the Subsidiary Guarantees endorsed thereon of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Subsidiary Guarantors, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 306.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 307.  PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 306) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 308.  CANCELLATION.

         All Securities surrendered for payment, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly


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

permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; PROVIDED, HOWEVER, that the Trustee shall not be required to destroy such cancelled Securities.

SECTION 309.  COMPUTATION OF INTEREST.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 310.  CUSIP NUMBERS.

         The Company in issuing the Securities may use CUSIP numbers, and, if so, the Trustee shall use CUSIP numbers in notices of redemption, any Prepayment Offer Notice or any notice of a Change of Control Offer as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption, Prepayment Offer Notice or any notice of a Change of Control Offer and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption, prepayment or offer shall not be affected by any defect in or omission of such numbers.

                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)  either

              (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 305 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for cancellation; or

              (B) all such Securities not theretofore delivered to the Trustee for cancellation

                 (i)  have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

         and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee, as trust funds in trust for the purpose, money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation (and the Company is not prohibited from depositing such money for such purpose on that date pursuant to the terms of this Indenture) for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614, the obligation of the Company under the last paragraph of Section 1003 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                     ARTICLE FIVE

                                       REMEDIES

SECTION 501.  EVENTS OF DEFAULT.

         "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of principal of (or premium, if any, on) any Security at its Maturity; or

         (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (4) a default under any Indebtedness by the Company or any Restricted Subsidiary, or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any such Indebtedness, which default shall have resulted in an aggregate outstanding principal amount greater than $10 million of such Indebtedness becoming or being accelerated and declared due and payable prior to the date on which it would otherwise have become due and payable, or a failure to pay any Indebtedness in an aggregate outstanding principal amount greater than $10 million at maturity, in each case without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; or

         (5) a judgment or order or judgments or orders for the payment of money are entered against the Company or any Restricted Subsidiary in an uninsured aggregate amount in excess of $10 million by a court or courts of competent jurisdiction, which judgments or orders are not discharged, waived, stayed, satisfied or bonded within a period (during which execution shall not be effectively stayed) of 45 consecutive days after the right to appeal all such judgments or orders has expired; or

         (6) the Company or any Restricted Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

         (A) commences a voluntary case;

         (B) consents to the entry of an order for relief against it in an involuntary case;

         (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

         (D) makes a general assignment for the benefit of its creditors;

    or takes any comparable action under any foreign laws relating to insolvency; or

         (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

         (A) is for relief against the Company or any Restricted Subsidiary in an involuntary case;

         (B) appoints a Custodian of the Company or any Restricted Subsidiary or for any substantial part of its property; or

         (C) orders the winding up or liquidation of the Company or any Restricted Subsidiary; or

         (D) any similar relief is granted under any foreign laws

    and the order, decree or relief remains unstayed and in effect for 45 days.

         The term "Bankruptcy Law" means Title 11, UNITED STATES CODE, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default (other than an Event of Default specified in Section 501(6) or 501(7)) shall occur and be continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of and accrued and unpaid interest on all the Securities to be due and payable immediately, by a notice in writing to the Company and the Subsidiary Guarantors (and to the Trustee if given by Holders), and upon any such declaration such principal amount and accrued and unpaid interest shall become immediately due and payable. If an Event of Default specified in Section 501(6) or 501(7) occurs, the principal amount of and interest on all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree based on acceleration for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the

Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Subsidiary Guarantors and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                   (A)  all overdue interest on all Securities,

                   (B) to the extent that payment of such interest is lawful and is required hereunder, interest upon overdue interest at the rate borne by such Securities, and

                   (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

         (2) all Events of Default, other than the non-payment of the principal or interest of the Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in
    Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

    The Company covenants that if

         (1) default is made in the payment of any interest on the Securities when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (or premium, if any, on) the Securities at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities, the whole amount then due and payable on the Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

         All rights of action and claims under this Indenture or the Securities or Subsidiary Guarantees endorsed thereon may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities.

SECTION 506.  APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  to the payment of all amounts due the Trustee under
    Section 607; and

         SECOND: to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

         THIRD:  to the Company.

SECTION 507.  LIMITATION ON SUITS.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, a Holder of the Securities shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 306) interest on the Securities on the Stated Maturities expressed in the Securities (or, in the case of redemption, prepayment or Change of Control, on the Redemption Date, Purchase Date or Change of Control Payment Date, respectively) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 305, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of the Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities; PROVIDED that

         (1) such direction shall not be in conflict with any rule of law or with this Indenture and would not involve the Trustee in personal liability, and

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.  WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may by Act of such Holders on behalf of the Holders of all the Securities waive any past or existing Default or Event of Default hereunder and its consequences, except a Default

         (1) in the payment of the principal of or any premium or interest on the Securities, or

         (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

SECTION 514.  UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

SECTION 515.  WAIVER OF USURY, STAY OR EXTENSION LAWS.

         Each of the Company and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                     ARTICLE SIX

                                     THE TRUSTEE

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  NOTICE OF DEFAULTS.

         If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders.

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel reasonably selected by it and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication. The Trustee shall not be charged with notice or knowledge of any Default or Event of Default unless (i) a Trust Officer shall have actual knowledge thereof or (ii) the Trustee shall have received notice thereof in accordance with Section 105 from the Company or any Holder.

SECTION 605.  MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.  MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such money shall be paid to the Company from time to time upon receipt by the Trustee of a Company Order except as otherwise provided in this Indenture.

SECTION 607.  COMPENSATION AND REIMBURSEMENT.

         The Company agrees

         (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing by the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(6) or Section 501(7), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         To secure the Company's payment obligations under this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee as such, except money or property held in trust to pay the principal of or interest on particular Securities.

         The provisions of this Section shall survive the termination of this Indenture.

SECTION 608.  CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be one (and only one) Trustee hereunder. The Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $10,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time by giving written notice thereof to the Company.

         The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         If at any time:

         (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after
(i) the giving of such notice of resignation or (ii) the removal of the Trustee by the Company pursuant to a Board Resolution, the Trustee who has so resigned or been removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any reason, the Company, by a Board Resolution, shall promptly appoint a successor Trustee (it being understood that at any time there shall be only one Trustee) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; PROVIDED that, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.

         The Trustee, with the prior written consent of the Company and after giving notice of the appointment described in this Section 614 in the manner provided in Section 106 to all Holders of Securities, may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 305, and the Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Company's [__]% Senior Notes Due 2006 referred to in the within-mentioned Indenture.

                                       American Stock Transfer &
                                         Trust Company, AS TRUSTEE

                                       By,.....................................
                                               AS AUTHENTICATING AGENT

                                       By,.....................................
                                                    AUTHORIZED OFFICER

                                    ARTICLE SEVEN

                        HOLDERS' LISTS AND REPORTS BY TRUSTEE

SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee

         (1)  semiannually, not later than [____________] and [____________] in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of the preceding [____________] or [____________], as the case may be, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  REPORTS BY TRUSTEE.

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each [____________] following the date of this Indenture, deliver to Holders a brief report, dated as of such [____________], which complies with the provisions of such Section 313(a).

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                                    ARTICLE EIGHT

                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not, and shall not permit any Restricted Subsidiary to, merge or consolidate with or into any other entity (other than a merger of a Restricted Subsidiary into the Company or into another Restricted Subsidiary) or (in the case of the Company), directly or indirectly, sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of its Property or assets in any one transaction or series of transactions, unless:

         (a) the entity formed by or surviving any such consolidation or merger (if the Company is a party to the transaction and is not the surviving entity) or the Person to which such sale, assignment, transfer, lease or conveyance is made (the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation expressly assumes, by supplemental indenture in form satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by the Company;

         (b) in the case of a sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all of the Company's Property or assets, such Property and assets shall have been transferred as an entirety or virtually as an entirety to one Person;

         (c) immediately before and after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be incurred in connection with such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing;

         (d) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with such transaction or series of transactions), the Company or the Surviving Entity, as the case may be, would be able to Incur at least $1.00 of additional Indebtedness under clause (a) of Section 1008;

         (e) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with such transaction or series of transactions), the Company or the Surviving Entity shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to the transaction or series of transactions; and

         (f) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.  SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, conveyance, transfer, assignment, lease or other disposition of all or substantially all of the Property or assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, assignment, transfer, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a sale, conveyance, assignment, transfer or lease of the Property or assets of the Company, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                     ARTICLE NINE

                               SUPPLEMENTAL INDENTURES

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or otherwise amend this Indenture, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

         (2) to add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company; or

         (3) to add any additional Events of Default for the benefit of the Holders of the Securities; or

         (4) to reflect the release of any Subsidiary Guarantor from its Subsidiary Guarantee pursuant to Section 1303 or to add as a Subsidiary Guarantor any Subsidiary of the Company pursuant to Section 1305 in the manner provided by this Indenture; or

         (5) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

         (6)  to secure the Securities pursuant to the requirements of
    Section 1010 or otherwise; or

         (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of
    Section 611; or

         (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this Clause (8) shall not adversely affect the interests of the Holders of Securities in any material respect; or

         (9) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act; or

         (10) to make any other change that does not adversely affect the interests of any Holder of Securities in any material respect.

         After an amendment under this Section becomes effective, the Company shall mail to Holders of Securities a notice briefly describing such amendment. The failure to give such notice to all Holders of Securities, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors when authorized by resolutions of their respective boards of directors (certified copies of which shall be delivered to the Trustee), and the Trustee may enter into an indenture or indentures supplemental hereto, amendments to this Indenture or waivers for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby,

         (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or alter the redemption or, except as provided in clause (5) below, repurchase provisions with respect thereto, or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, prepayment or Change of Control, on or after the Redemption Date, Purchase Date or Change of Control Payment Date, respectively);

         (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and or their consequences provided for in this Indenture;

         (3)  modify any of the provisions of this Section, Section 513 or
    Section 1020, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

         (4) modify any of the provisions of this Indenture to reduce the relative ranking of any Securities in a manner adverse to Holders;

         (5)  following the mailing of a Prepayment Offer pursuant to
    Section 1014 or a Change of Control Offer pursuant to Section 1021, modify the provisions of this Indenture with respect to such Prepayment Offer or Change of Control Offer in a manner adverse in any material respect to such Holder; or

         (6) release any security that may have been granted in respect of the Securities.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, waiver or supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         After an amendment under this Section becomes effective, the Company shall mail to Holders of Securities a notice briefly describing such amendment. The failure to give such notice to all Holders of Securities, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture or amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities with the Subsidiary Guarantees endorsed thereon so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and each Subsidiary Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907.  PAYMENT FOR CONSENT.

         Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                     ARTICLE TEN

                                      COVENANTS

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company covenants and agrees for the benefit of the Holders of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities in accordance with the terms of the Securities and this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if on such date the Trustee or Paying Agent (other than the Company or its Wholly Owned Subsidiaries) holds in accordance with this Indenture money sufficient to pay all principal, premium, if any, and interest then due and the Trustee or such Paying Agent, as the case may be, is not prohibited from paying such money to the Holders of Securities on that date pursuant to the terms of this Indenture.

SECTION 1002.  REGISTRAR AND PAYING AGENT.

         The Company shall maintain in The City of New York an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act. Such agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain or act as Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 607. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

         The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

SECTION 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company or any of its Wholly Owned Subsidiaries shall at any time act as Paying Agent, it will, on or before each due date of the principal of or any premium or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         The Trustee and the Paying Agent shall promptly pay to the Company upon Company Request any money or securities held by them at any time in excess of amounts required to pay principal of, premium, if any, or interest on the Securities.

         Any money deposited with the Trustee or any other Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for one year after such principal, premium or interest has become due and payable may be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Subsidiary Guarantors for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  STATEMENT BY OFFICERS AS TO DEFAULT.

         The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  EXISTENCE.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.  MAINTENANCE OF PROPERTIES.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1007.  PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and
(2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1008.  LIMITATION ON COMPANY INDEBTEDNESS.

         The Company shall not, directly or indirectly, Incur any Indebtedness unless no Default or Event of Default shall have occurred and be continuing at the time of such Incurrence and, after giving pro forma effect to the application of the proceeds thereof, no Default or Event of Default would occur as a consequence of such Incurrence and either (a) after giving pro forma effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the Consolidated Interest Coverage Ratio exceeds 2.0 or (b) such Indebtedness is Permitted Company Indebtedness.

SECTION 1009. LIMITATION ON RESTRICTED SUBSIDIARY INDEBTEDNESS AND PREFERRED STOCK.

         The Company shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Indebtedness or issue any Preferred Stock unless no Default or Event of Default shall have occurred and be continuing at the time of such Incurrence or issuance and, after giving pro forma effect to the application of the proceeds thereof, no Default or Event of Default would occur as a consequence of such Incurrence or issuance and such Indebtedness or such Preferred Stock is Permitted Restricted Subsidiary Indebtedness or Preferred Stock.

SECTION 1010.  LIMITATION ON LIENS.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Lien (other than a Permitted
Lien) on or with respect to any Property or assets of the Company or any Restricted Subsidiary owned on the Issue Date or thereafter acquired with the proceeds of any Asset Sale, or any interest therein or any income or profits therefrom, unless the Securities are secured equally and ratably with (or prior to) any and all other obligations secured by such Lien; PROVIDED, HOWEVER, that the Company and each Restricted Subsidiary may incur other Liens to secure Indebtedness as long as the sum, without duplication, of (x) the amount of outstanding Indebtedness secured by Liens Incurred pursuant to this proviso plus
(y) the Attributable Indebtedness with respect to all outstanding leases in connection with Sale and Leaseback Transactions entered into pursuant to the proviso to Section 1011 does not exceed 5% of Consolidated Net Tangible Assets as determined by reference to the consolidated balance sheet of the Company and its Restricted Subsidiaries as of the end of the most recent fiscal quarter for which financial statements are available.

SECTION 1011.  LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any Sale and Leaseback Transaction unless
(i) the Indebtedness of the Company or such Restricted Subsidiary with respect thereto would be permitted under Section 1008 or under Section 1009, (ii) the net proceeds from such Sale and Leaseback Transaction are at least equal to the Fair Market Value of such Property being transferred, and (iii) the net proceeds from such Sale and Leaseback Transaction are applied in accordance with Section 1014; PROVIDED, HOWEVER, that the Company or any Restricted Subsidiary may enter into a Sale and Leaseback Transaction as long as the sum, without duplication, of (x) the Attributable Indebtedness with respect to such Sale and Leaseback Transaction and all other Sale and Leaseback Transactions entered into pursuant to this proviso, plus (y) the amount of outstanding Indebtedness secured by Liens Incurred pursuant to the proviso to Section 1010, does not exceed 5% of Consolidated Net Tangible Assets as determined by reference to the consolidated balance sheet of the Company and its Restricted Subsidiaries as of the end of the most recent fiscal quarter for which financial statements are available.

SECTION 1012.  LIMITATION ON RESTRICTED PAYMENTS.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment if, at the time of and after giving effect to the proposed Restricted Payment:

         (a) any Default or Event of Default would have occurred and be continuing;

         (b) the Company could not Incur at least $1.00 of additional Indebtedness pursuant to clause (a) of Section 1008; or

         (c) the aggregate amount expended or declared for all Restricted Payments from and after the Issue Date would exceed the sum of $2.5 million plus
(i) 50% of the aggregate Consolidated Net Income of the Company (or, if Consolidated Net Income shall be a deficit, less 100% of such deficit) commencing on the first day of the fiscal quarter in which the Issue Date occurs, and ending on the last day of the fiscal quarter ending on or immediately preceding the date of such Restricted Payment, (ii) 100% of the aggregate net cash proceeds received by the Company on or subsequent to the Issue Date, from the issuance or sale (other than to a Subsidiary of the Company) of Capital Stock of the Company, including, without limitation, Capital Stock of the Company issued upon conversion of convertible debt or convertible Redeemable Stock or upon the exercise of options, warrants or rights to purchase Capital Stock of the Company, and (iii) an amount equal to the aggregate net reduction in Investments made by the Company and its Restricted Subsidiaries subsequent to the Issue Date in other Persons (other than the Company and its Restricted Subsidiaries) resulting from (A) payments of interest on debt, dividends, repayment of loans or advances, or other transfers or distributions of Property (but only to the extent the Company excludes such transfers or distributions from the calculation of Consolidated Net Income for purposes of clause (i) above), in each case to the Company or any Restricted Subsidiary from any such Person, or (B) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary, not to exceed, in the case of clauses (A) and (B), taken together, the amount of such Investments previously made in such other Persons which were treated as Restricted Payments.

         The foregoing limitations do not prevent the Company or any Restricted Subsidiary from (a) paying a dividend on its Capital Stock within 60 days after declaration thereof if, on the declaration date, such dividend could have been paid in compliance with the Indenture, or (b) making Permitted Investments so long as no Default or Event of Default shall have occurred and be continuing.

SECTION 1013. LIMITATION ON ISSUANCE AND SALE OF CAPITAL STOCK OF RESTRICTED SUBSIDIARIES.

         The Company will not (a) permit any Restricted Subsidiary to issue any Capital Stock other than to the Company or one of its Wholly Owned Subsidiaries or (b) permit any Person other than the Company or a Wholly Owned Subsidiary to own any Capital Stock of any Restricted Subsidiary of the Company (other than directors' qualifying shares), except, in each case, for (i) a sale of all of the Capital Stock of a Restricted Subsidiary owned by the Company and its Restricted Subsidiaries effected in accordance with Section 1014 and (ii) Preferred Stock permitted under Section 1009.

SECTION 1014.  LIMITATION ON ASSET SALES.

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, consummate any Asset Sale after the Issue Date, unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the Property subject to such Asset Sale, (ii) at least 75% of the consideration paid to the Company or such Restricted Subsidiary for such Property is in the form of cash and cash equivalents and (iii) the Company or such Restricted Subsidiary, as the case may be, uses the Net Cash Proceeds from such Asset Sale in the manner set forth in clauses (b) and (c) of this Section.

         (b) The Net Cash Proceeds, or any portion thereof, from Asset Sales may be applied by the Company or a Restricted Subsidiary, to the extent the Company or such Restricted Subsidiary elects (A) to reinvest in additional assets in the Aerospace Industry and Gas Turbine Engine Business ("Replacement Assets") (including by means of an investment in Replacement Assets by a Restricted Subsidiary with Net Cash Proceeds received by the Company or another Restricted Subsidiary); and (B) to prepay, repay or purchase Indebtedness of the Company ranking PARI PASSU to its Securities in right of payment or Indebtedness of a Restricted Subsidiary ranking PARI PASSU to such Restricted Subsidiary's Subsidiary Guarantee, if any, in right of payment (in each case excluding Indebtedness owed to the Company or an Affiliate of the Company).

         (c) Any Net Cash Proceeds from an Asset Sale not applied in accordance with clause (b) of this Section within 270 days from the date of such Asset Sale shall constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10 million, the Company will be required to make an offer to purchase (the "Prepayment Offer") the Securities at a purchase price in cash of at least 100% of their principal amount plus accrued and unpaid interest thereon (if any) to the Purchase Date in accordance with the procedures (including prorating in the event of oversubscription) set forth herein. If the aggregate principal amount of Securities surrendered for purchase by Holders thereof exceeds the amount of Excess Proceeds, then the Trustee shall select the Securities to be purchased pro rata according to principal amount with such adjustments as may be deemed appropriate by the Company so that any Securities in denominations of $1,000, or integral multiples thereof, shall be purchased. To the extent that any portion of the amount of Excess Proceeds remain after compliance with the preceding sentences and PROVIDED that all Holders of Securities have been given the opportunity to tender their Securities for purchase as described in the clause (d) of this Section, the Company or such Restricted Subsidiary may use such remaining Excess Proceeds for general corporate purposes and the amount of Excess Proceeds will be reset to zero.

         (d) Within five Business Days after 270 days from the date of an Asset Sale, the Company shall, if it is obligated to apply an amount equal to any Excess Proceeds to fund an offer to purchase the Securities, send a Prepayment Offer Notice to the Holders of Securities. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Prepayment Offer Notice of the Company's obligation to make a Prepayment Offer, and the Prepayment Offer Notice shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         The Company will comply, to the extent applicable, with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities as described above. To the extent that the provisions of any securities laws or regulations conflict with the provisions relating to a Prepayment Offer, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described above by virtue thereof.

         Notwithstanding the foregoing provisions of this clause (d), if any Security (or any portion thereof) accepted for payment shall not be so paid pursuant to the provisions of the preceding paragraph, then, from the Purchase Date until the date on which the principal of and premium (if any) and interest on such Security is paid, interest shall be paid on the unpaid principal and premium (if any) and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case, at the rate borne by such Security.

SECTION 1015.  TRANSACTIONS WITH AFFILIATES.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, conduct any business or enter into any transaction or series of transactions (including, but not limited to, the sale, transfer, disposition, purchase, exchange or lease of Property, the making of any Investment, the giving of any Guarantee or the rendering of any service) with or for the benefit of any Affiliate of the Company, unless (a) such transaction or series of transactions is in the best interest of the Company or such Restricted Subsidiary, (b) such transaction or series of transactions is on terms which in the aggregate are no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with a Person that is not an Affiliate of the Company or such Restricted Subsidiary and (c) with respect to a transaction or series of transactions involving aggregate payments or other consideration to or from the Company and its Restricted Subsidiaries having a Fair Market Value equal to or in excess of (i) $5.0 million but less than $10.0 million, the Board of Directors of the Company (including a majority of the disinterested members of the Board of Directors of the Company) approves such transaction or series of transactions and, in its good faith judgment, believes that such transaction or series of transactions complies with clauses (a) and (b) of this paragraph, as evidenced by a Board Resolution or (ii) $10.0 million, (A) the Company receives the written opinion of an independent appraisal firm or investment banking firm nationally recognized in the United States that such transaction (or series of transactions) is fair, from a financial point of view, to the Company or such Restricted Subsidiary and (B) the Board of Directors of the Company (including a majority of the disinterested members of the Board of Directors of the Company) approves such transaction or series of transactions and, in its good faith judgment, believes that such transaction or series of transactions complies with clauses (a) and (b) of this paragraph, as evidenced by a Board Resolution.

SECTION 1016. LIMITATION ON RESTRICTIONS ON DISTRIBUTIONS FROM RESTRICTED SUBSIDIARIES.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, or enter into any agreement with any Person that would cause to become effective, any encumbrance or restriction (other than pursuant to law or regulation) on the legal right of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock or Redeemable Stock, or pay any Indebtedness or other obligation owed to the Company or any other Restricted Subsidiary, (b) make any loans or advances to the Company or any other Restricted Subsidiary or
(c) transfer any of its property or assets to the Company or any other Restricted Subsidiary. Such limitation will not apply to: (i) any encumbrance or restriction existing under certain agreements in effect on the Issue Date and set forth in Schedule 1016 hereto; (ii) any encumbrance or restriction in connection with an acquisition of Property, so long as such encumbrance or restriction relates solely to the Property so acquired and was not created in connection with or in anticipation of such acquisition; (iii) any encumbrance or restriction existing in connection with Indebtedness permitted under the indenture of a Restricted Subsidiary at the date on which such Restricted Subsidiary became a Restricted Subsidiary (other than Indebtedness Incurred by such Restricted Subsidiary in connection with or in anticipation of its becoming a Restricted Subsidiary, whether upon its acquisition by the Company or otherwise); (iv) any encumbrance or restriction existing under an agreement effecting a permitted refinancing of Indebtedness issued pursuant to an agreement creating an encumbrance or restriction permitted by clauses (i) through (iii) above, so long as the encumbrances and restrictions existing under any such refinancing agreement are no more restrictive in the aggregate than the encumbrances and restrictions existing under the agreement pursuant to which the refinanced Indebtedness was issued; (v) customary provisions restricting subletting or assignment of leases and customary provisions in other agreements that restrict assignment of such agreements or rights thereunder; and (vi) any restriction on the sale or other disposition of assets or Property securing Indebtedness as a result of a Permitted Lien on such assets or Property.

SECTION 1017.  RESTRICTED AND UNRESTRICTED SUBSIDIARIES.

         Unless defined or designated as an Unrestricted Subsidiary, any Person that becomes a Subsidiary of the Company or any of its Restricted Subsidiaries shall be classified as a Restricted Subsidiary subject to the provisions of the next paragraph. The Company may designate a Subsidiary (including a newly formed or newly acquired Subsidiary) of the Company or any of its Restricted Subsidiaries as an Unrestricted Subsidiary if (i) such Subsidiary does not have any Indebtedness or other obligations which, if in default, would result (with the passage of time or notice or otherwise) in a default on any Indebtedness of the Company or any Restricted Subsidiary and (ii)(A) such designation is effective immediately upon such Subsidiary becoming a Subsidiary of the Company or of a Restricted Subsidiary, or (B) the Subsidiary to be so designated has total assets of $1,000 or less. Except as provided in clause (ii)(B) of this paragraph, no Restricted Subsidiary may be redesignated as an Unrestricted Subsidiary. An Unrestricted Subsidiary may be redesignated as a Restricted Subsidiary upon compliance with the provisions of the next paragraph, PROVIDED, HOWEVER, that once a Restricted Subsidiary has been redesignated an Unrestricted Subsidiary, it may not thereafter be redesignated a Restricted Subsidiary. The designation of an Unrestricted Subsidiary or removal of such designation shall be made by the Board of Directors of the Company pursuant to a Board Resolution and shall be effective as of the date specified in the applicable certified resolution, which shall not be prior to the date such certified resolution is delivered to the Trustee.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, take any action or enter into any transaction or series of transactions that would result in a Person becoming a Restricted Subsidiary (whether through an acquisition or otherwise) unless, after giving effect to such action, transaction or series of transactions, on a pro forma basis, (i) the Company could Incur at least $1.00 of additional Indebtedness pursuant to clause (a) of Section 1008, (ii) such Restricted Subsidiary could then Incur or issue, pursuant to Section 1009, all Indebtedness and Preferred Stock as to which it is obligated at such time, (iii) no Default or Event of Default would occur or be continuing and (iv) such Restricted Subsidiary could then Incur, pursuant to Section 1010, all Liens with respect to its Property in existence of such time.

SECTION 1018.  GUARANTEES OF CERTAIN INDEBTEDNESS.

         The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, to (i) Incur, Guarantee or secure through the granting of Liens or pledge of Property the payment of any Indebtedness Incurred pursuant to Section 1008 under clause (b) of the definition of Permitted Company Indebtedness or under clause (i) of such definition in respect of Indebtedness previously Incurred under such clause (b) or Section 1009 under clause (a) of the definition of Permitted Restricted Subsidiary Indebtedness or Preferred Stock or under clause (g) of such definition in respect of Indebtedness previously Incurred under such clause (a) unless such Restricted Subsidiary is then a party to this Indenture as a Subsidiary Guarantor or such Subsidiary, the Company, the Subsidiary Guarantors and the Trustee execute and deliver a supplemental indenture evidencing such Subsidiary's Subsidiary Guarantee pursuant to the provisions of Section 1305. Neither the Company nor any Subsidiary Guarantor shall be required to make a notation on the Securities to reflect any such subsequent Subsidiary Guarantee. Nothing in this Section 1018 shall be construed to permit any Restricted Subsidiary of the Company to incur Indebtedness otherwise prohibited by Section 1009 or Section 1010.

SECTION 1019.  COMMISSION REPORTS.

         The Company shall, whether or not it is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, file with the Commission the annual reports, quarterly reports, and other documents which the Company would have been required to file with the Commission pursuant to such
Section 13(a) or 15(d) of the Exchange Act or any successor provision thereto, if the Company were subject thereto, on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file them. The Company shall also (whether or not it is required to file reports with the Commission), within 30 days of each Required Filing Date, file with the Trustee, copies of the annual reports, quarterly reports and other documents (without exhibits) which the Company has filed or would have filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act, any successor provisions thereto or this Section. The Company shall not be required to file any report with the Commission if the Commission does not permit such filing. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). The Company also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.

SECTION 1020.  WAIVER OF CERTAIN COVENANTS.

         The Company and the Subsidiary Guarantors may omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Sections 901(2) for the benefit of the Holders or in any of Sections 1008 through 1018, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders and on behalf of the Holders of all Securities, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Subsidiary Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1021.  MANDATORY REPURCHASE UPON A CHANGE OF CONTROL.

         (a) Upon the occurrence of a Change of Control, the Company will, in accordance with Section 1021(b), notify each Holder, with a copy of such notice to the Trustee, in writing of the occurrence of a Change of Control and accompanying such notice will be an offer to purchase the Securities (a "Change of Control Offer") at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to the date of purchase.

         (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder stating: (1) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to this Section and that all Securities (or portions thereof) timely tendered will be accepted for payment; (2) the purchase price and the purchase date, which shall be, subject to any contrary requirements of applicable law, no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"); (3) that any Security (or portion thereof) accepted for payment (and duly paid on the Change of Control Payment Date) pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (4) that any Securities (or portions thereof) not tendered will continue to accrue interest; (5) a description of the transaction or transactions constituting the Change of Control; (6) that Holders accepting the offer to have their Securities purchased pursuant to a Change of Control Offer will be required to surrender such Securities (or portions thereof) to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date; (7) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of such Securities delivered for purchase, and a statement that such Holder is withdrawing such Holder's election to have such Securities (or portions thereof) purchased; (8) that Holders whose Securities are being purchased only in part will be issued new Securities with the Subsidiary Guarantees endorsed thereon equal in principal amount to the unpurchased portion of the Securities surrendered, provided that each Security purchased and each such new Security issued shall be in an original principal amount in denominations of $1,000 and integral multiples thereof; and (9) any other procedures that Holders must follow to accept a Change of Control Offer or effect withdrawal of such acceptance.

         (c) On the Change of Control Payment Date, the Company shall accept for payment the Securities or portions thereof properly tendered pursuant to the Change of Control Offer and irrevocably deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Wholly Owned Subsidiaries is acting as Paying Agent, segregate and hold in trust) in cash an amount equal to the purchase price plus accrued and unpaid interest, if any, payable to the Holders entitled thereto, to be held for payment in accordance with the provisions of this Section. Holders electing to have a Security (or portion thereof) purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at the close of business on the Business Day preceding the Change of Control Payment Date. Holders will be entitled to withdraw their election if the Trustee or the Company receives not later than the close of business on the third Business Day prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security (or portion thereof) purchased.

         (d) On the Change of Control Payment Date, the Company shall deliver to the Trustee the Securities or portions thereof which have been properly tendered to and are to be accepted by the Company for payment together with an Officers' Certificate identifying such Securities or portions thereof. The Trustee or a Paying Agent shall, on the Change of Control Payment Date, mail or deliver payment to each tendering Holder of the purchase price of the Securities so accepted, and the Trustee shall promptly authenticate (and the Company and the Subsidiary Guarantors shall execute) and mail to such Holder a new Security with the Subsidiary Guarantees endorsed thereon equal in principal amount to any unpurchased portion of the Securities surrendered; PROVIDED, that each such new Security shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof. In the event that the aggregate purchase price of the Securities delivered by the Company to the Trustee is less than the amount deposited with the Trustee, the Trustee shall deliver the excess to the Company immediately after the Change of Control Payment Date.

         (e) The Company will comply, to the extent applicable, with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act, and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the purchase of Securities in connection with a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions relating to the Change of Control Offer, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations described above by virtue thereof.

         Notwithstanding the foregoing provisions of this Section, if any Security (or any portion thereof) accepted for payment shall not be so paid pursuant to the provisions of paragraph (d), then, from the Change of Control Payment Date until the date on which the principal of and premium (if any) and interest on such Security is paid, interest shall be paid on the unpaid principal and premium (if any) and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case, at the rate borne by such Security.

SECTION 1022.  FURTHER INSTRUMENTS AND ACTS.

         Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                    ARTICLE ELEVEN

                               REDEMPTION OF SECURITIES

SECTION 1101.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities shall be
evidenced by a Board Resolution.   In case of any redemption at the election of
the Company of (i) less than all the Securities (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company or (ii) all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (in either case, unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1102.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities are to be redeemed (unless such redemption affects only a single security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security, PROVIDED that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1103.  NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP number) and state:

         (1)  the Redemption Date,

         (2)  the Redemption Price,

         (3) if less than all the Outstanding Securities consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

         (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1104.  DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or any of its Wholly Owned Subsidiaries is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date. Upon Company Order, the Paying Agent shall promptly return to the Company any money so deposited which is not required for such purpose.

SECTION 1105.  SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
Section 306.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1106.  SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part shall be surrendered (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company and each Subsidiary Guarantor shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities (in each case, with the Subsidiary Guarantors endorsed thereon) of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1107.  PURCHASE OF SECURITIES.

         The Company shall have the right at any time and from time to time to purchase Securities in the open market or otherwise at any price.

                                    ARTICLE TWELVE

                          DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201.  DEFEASANCE AND DISCHARGE.

         The Company and the Subsidiary Guarantors shall be deemed to have been discharged from their obligations with respect to the Securities and Subsidiary Guarantees as provided in this Section on and after the date the conditions set forth in Section 1203 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities and to have satisfied all its other obligations under the Securities and this Indenture insofar as the Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same) and (ii) the Subsidiary Guarantors shall each be released from their respective Subsidiary Guarantees and under Article Thirteen of this Indenture, subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of the Securities to receive, solely from the trust fund described in Section 1203 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on the Securities when payments are due, (2) the Company's obligations with respect to the Securities under Sections 303, 304, 305, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1202 applied to the Securities.

SECTION 1202.  COVENANT DEFEASANCE.

         (1) The Company shall be released from its obligations under Sections 1007 through 1017, inclusive, and 1021, and Sections 801(d) and 801(e), and any covenants provided pursuant to Section 901(2) for the benefit of the Holders of the Securities, and (2) the occurrence of any event specified in Sections 501(3) (with respect to any of Sections 801(d) and 801(e), Sections 1007 through 1017, inclusive, and 1021, and any such covenants provided pursuant to Section 901(2)), 501(4) and 501(5) shall be deemed not to be or result in an Event of Default, in each case with respect to the Securities as provided in this Section on and after the date the conditions set forth in Section 1203 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that (i) the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and (ii) the Subsidiary Guarantors shall each be released under their respective Subsidiary Guarantees and under Article Thirteen of this Indenture, but the remainder of this Indenture and the Securities shall be unaffected thereby.

SECTION 1203.  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions to the application of
Section 1201 or Section 1202 to the Securities:

         (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of the Securities, money in an amount, or U.S. Government Obligations, or a combination thereof, which through the payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, in each case sufficient, in the opinion of a United States nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on the Securities at Stated Maturity or on earlier redemption in accordance with the terms of this Indenture and the Securities.

         (2) With respect to Section 1201, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (a) (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, Defeasance and discharge were not to occur and (b) the trust arising from such deposit will not be an "investment company" within the meaning of the Investment Company Act of 1940 unless such trust is qualified thereunder or exempt from registration thereunder.

         (3) With respect to Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (a) the Holders will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur and (b) the trust arising from such deposit will not be an "investment company" within the meaning of the Investment Company Act of 1940 unless such trust is qualified thereunder or exempt from registration thereunder.

         (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

         (5) No Default shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) and 501(7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

         (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

         (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 unless such trust is qualified thereunder or exempt from registration thereunder.

         (9) If the Securities are to be redeemed prior to their Stated Maturity, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

         (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1204. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1203 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any such Paying Agent as the Trustee may determine, to the Holders of the Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1203 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1203 with respect to any Securities which, in the opinion of a United States nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Securities.

SECTION 1205.  REINSTATEMENT.

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and the Securities from which the Company has been discharged or released pursuant to Section 1201 or 1202 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to the Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1204 with respect to the Securities in accordance with this Article; PROVIDED, HOWEVER, that if the Company makes any payment of principal of or any premium or interest on any Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of the Securities to receive such payment from the money so held in trust.

                                   ARTICLE THIRTEEN

                                SUBSIDIARY GUARANTEES

SECTION 1301.  SUBSIDIARY GUARANTEES.

         Each of the Subsidiary Guarantors hereby jointly and severally unconditionally Guarantees to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the full and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

         Each of the Subsidiary Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or this Indenture, the absence of any action to enforce the same, any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of all or any of, the Securities, or any consent to departure from any requirement of any other Guarantee of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code, 11 U.S.C. Sections 101-1330, as amended (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities (including, without limitation, any interest or premium thereon), any waiver or consent by the Holder of such Security or by the Trustee with respect to any provisions thereof or of this Indenture or with respect to the provisions of this Article Thirteen as they apply to any other Subsidiary Guarantor, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that its Subsidiary Guarantee will not be discharged in respect of such Security except by complete performance of the obligations contained in such Security and in such Subsidiary Guarantee. Each of the Subsidiary Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against all or any of the Subsidiary Guarantors to enforce their respective Subsidiary Guarantees without first proceeding against the Company. Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, such Subsidiary Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         Each Subsidiary Guarantor shall be subrogated to all rights of the Holders of the Securities against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of such Securities pursuant to the provisions of its Subsidiary Guarantee or this Indenture; PROVIDED, HOWEVER, that no Subsidiary Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

         Each Subsidiary Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by an obligee on the Securities whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         No stockholder, officer, director, employee or incorporator, past, present or future, of any Subsidiary Guarantor, as such, shall have any personal liability under this Subsidiary Guarantee by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.

    The Subsidiary Guarantors shall have the right to seek contribution from any non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantees or under this Article Thirteen in accordance with Section 1307.

SECTION 1302.  EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

         The Subsidiary Guarantees to be endorsed on the Securities shall include the terms of the Subsidiary Guarantee set forth in Section 1301 and any other terms that may be set forth in the form established pursuant to Section
205. Each of the Subsidiary Guarantors hereby agrees to execute its Subsidiary Guarantee, in a form established pursuant to Section 205, to be endorsed on each Security authenticated and delivered by the Trustee.
         The Subsidiary Guarantee shall be executed on behalf of each respective Subsidiary Guarantor by any one of such Subsidiary Guarantor's Chairman of the Board, Vice Chairman of the Board, President or Vice Presidents, attested by its Secretary or Assistant Secretary. The signature of any or all of these officers on the Subsidiary Guarantee may be manual or facsimile.

         A Subsidiary Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Subsidiary Guarantor shall bind such Subsidiary Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Subsidiary Guarantee.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby jointly and severally agrees that its Subsidiary Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guarantee on any Security.

SECTION 1303.  SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

         Except as set forth in Section 1304 and in Articles Eight and Ten hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or a Subsidiary Guarantor.

SECTION 1304.  RELEASE OF SUBSIDIARY GUARANTORS.

         (a) Concurrently with any consolidation or merger of a Subsidiary Guarantor or any sale or conveyance of the Property or assets of a Subsidiary Guarantor as an entirety or substantially as an entirety, in each case as permitted by Section 1303 hereof, and upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such consolidation, merger, sale or conveyance was made in accordance with
Section 1303 hereof, the Trustee shall execute any documents reasonably required in order to evidence the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen shall remain liable for the full amount of principal of (and premium, if any) and interest on the Securities and for the other obligations of a Subsidiary Guarantor under its Subsidiary Guarantee endorsed on the Securities and under this Article Thirteen.

         (b) Concurrently with the defeasance of the Securities under Section 1201 hereof or the covenant defeasance of the Securities under Section 1202 hereof, the Subsidiary Guarantors shall be released from all of their obligations under their Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen.
         (c) Upon the sale or disposition (by merger or otherwise) of any Subsidiary Guarantor by the Company or any Restricted Subsidiary of the Company to any entity that is not a Restricted Subsidiary of the Company and which sale or disposition is otherwise in compliance with the terms of this Indenture, including, without limitation, Section 801 and Section 1014 of this Indenture, such Subsidiary Guarantor shall automatically be released from all obligations under its Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen, PROVIDED THAT such Subsidiary Guarantor is sold or disposed of for fair market value (evidenced by a Board Resolution and set forth in an Officers' Certificate delivered to the Trustee).

         (d) Upon the redesignation by the Company of a Subsidiary Guarantor from Restricted Subsidiary to an Unrestricted Subsidiary in compliance with the provisions of this Indenture, including, without limitation, Section 1017 of this Indenture, such Subsidiary may, at its option, cease to be a Subsidiary Guarantor and shall be released from all of the obligations of a Subsidiary Guarantor under its Subsidiary Guarantees endorsed on the Securities and under this Article Thirteen, which release shall be evidenced by a supplemental indenture executed by the Company, the Subsidiary Guarantors and the Trustee.

SECTION 1305.  ADDITIONAL SUBSIDIARY GUARANTORS.

         The Company may cause any Subsidiary to become a Subsidiary Guarantor with respect to the Securities. Any such Subsidiary shall become a Subsidiary Guarantor by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to, and executed by, the Trustee and executed by the Company, which subjects such Subsidiary to the provisions of this Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Subsidiary and constitutes the legal, valid, binding and enforceable obligation of such Subsidiary (subject to such customary exceptions concerning creditors' rights and equitable principles as may be reasonably acceptable to the Trustee in its discretion).

SECTION 1306.  LIMITATION OF SUBSIDIARY GUARANTOR'S LIABILITY.

         Each Subsidiary Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to Section 1307, result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting such a fraudulent transfer or conveyance.

SECTION 1307.  CONTRIBUTION.

         In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, INTER SE, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Subsidiary Guarantor") under the Guarantee, and so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantees or under this Article Thirteen, such Funding Subsidiary Guarantor shall be entitled to a contribution from all other Subsidiary Guarantors in a PRO RATA amount, based on the net assets of each Subsidiary Guarantor (including the Funding Subsidiary Guarantor), determined in accordance with GAAP, subject to Section 1306, for all payments, damages and expenses incurred by that Funding Subsidiary Guarantor in discharging the Company's obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to its Subsidiary Guarantee.

                                   ARTICLE FOURTEEN

                                CONCERNING THE HOLDERS

SECTION 1401.  IDENTIFICATION OF COMPANY-OWNED SECURITIES.

         Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company, the Subsidiary Guarantors or any other obligor on the Securities or by any Affiliate of the Company or any Subsidiary Guarantor or any other obligor on the Securities; and, subject to the provisions of Section 601, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

SECTION 1402.  REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 104, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security, except as provided in Section 104 with respect to record dates, the serial number of which is shown by the evidence to be included in the Securities the Holders of which have consented to or are bound by consents to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 104, revoke such action so far as concerns such Security.

                                   ARTICLE FIFTEEN

                                  HOLDERS' MEETINGS

SECTION 1501.  PURPOSES OF MEETINGS.

         A meeting of Holders of Securities may be called at any time and from time to time pursuant to the provisions of this Article Fifteen for any of the following purposes:

         (1) to give any notice to the Company, the Subsidiary Guarantors or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Holders of Securities pursuant to any of the provisions of Article Five;

         (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

         (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902; or

         (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

SECTION 1502.  CALL OF MEETINGS BY TRUSTEE.

         The Trustee may at any time call a meeting of Holders of Securities to take any action specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to all Holders of Securities at their addresses as they shall appear on the Security Register. Such notice shall be mailed not less than 20 nor more than

180 days prior to the date fixed for the meeting (or, in the case of a meeting of Holders with respect to the Securities all or part of which are represented by a Global Security, not less than 20 nor more than 40 days).

         Upon the calling of a meeting of Holders with respect to the Securities all or part of which are represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities entitled to vote at such meeting, which record date shall be the close of business on the day the Trustee mails the notice of the Meeting of Holders. The Holders on such record date, and their designated proxies, and only such Persons, shall be entitled to vote at such meeting of Holders.

SECTION 1503.  CALL OF MEETINGS BY COMPANY OR HOLDERS.

         In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders, or their designated proxies, of at least 25% in aggregate principal amount of the Outstanding Securities, shall have requested the Trustee to call a meeting of the Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 1501, by mailing notice thereof as provided in Section 1502.

SECTION 1504.  QUALIFICATIONS FOR VOTING.

         To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Securities or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities; PROVIDED, HOWEVER, that in the case of any meeting of Holders with respect to the Securities all or part of which are represented by a Global Security, only Holders, or their designated proxies, of record of Outstanding Securities on the record date established pursuant to Section 1502 hereof shall be entitled to vote at such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company, the Subsidiary Guarantors' and their respective counsel.

SECTION 1505.  REGULATIONS.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulation, the holding of Securities shall be proved in the manner specified in
Section 104 and the appointment of any proxy shall be proved in the manner specified in said Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman and a temporary secretary of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1503, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman and a temporary secretary. A permanent chairman and a permanent secretary of the meeting shall be elected by the Persons holding or representing a majority of the Outstanding Securities represented at the meeting.

         Subject to the provisions of Section 1504, at any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the permanent chairman (or the temporary chairman, if no permanent chairman shall have been elected pursuant to this Section) of the meeting to be not Outstanding. Neither the temporary chairman nor the permanent chairman of the meeting shall have a right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 1502 or 1503 may be adjourned from time to time by the Persons holding or representing a majority of the Securities represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         At any meeting of the Holders of Securities a quorum shall consist of Holders present in person or by proxy and representing at least 25% in principal amount of the Outstanding Securities. If a quorum of the Holders of Securities shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Holders or pursuant to a request of the Holders, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is a Legal Holiday in which case it shall be adjourned to the next following day thereafter that is not a Legal Holiday) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting the Holders of Securities present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the principal amount of the Outstanding Securities.

SECTION 1506.  VOTING.

         The vote upon any resolutions submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy. The permanent chairman (or the temporary chairman, if no permanent chairman shall have been elected pursuant to Section 1505) of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the permanent secretary (or the temporary secretary, if no permanent secretary shall have been elected pursuant to Section 1505) of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the permanent secretary (or the temporary secretary, if no permanent secretary shall have been elected pursuant to Section 1505) of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 1502. The record shall be signed and verified by the affidavits of the permanent chairman and the permanent secretary of the meeting (or if no permanent chairman and/or permanent secretary shall have been elected pursuant to Section 1505, then the temporary chairman and/or the temporary secretary, as the case may be, shall take such action) and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1507.  NO DELAY OF RIGHTS BY MEETING.

         Nothing in this Article Fifteen contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

                                   ARTICLE SIXTEEN

                              MISCELLANEOUS PROVISIONS

SECTION 1601. INDENTURE, SECURITIES AND SUBSIDIARY GUARANTEES SOLELY CORPORATE OBLIGATIONS.

         No recourse under or upon any obligation, covenant or agreement of this Indenture, any supplemental indenture, or of any Security or any Subsidiary Guarantee, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any Subsidiary Guarantor or of any successor corporation or Person of the Company or a Subsidiary Guarantor, either directly or through the Company or such Subsidiary Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued or Incurred hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company or the Subsidiary Guarantors or of any successor corporation or Person of the Company or a Subsidiary Guarantor, or any of them, because of the creation of the Indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or any of the Securities or Subsidiary Guarantees or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the Indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or Subsidiary Guarantees or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities and Subsidiary Guarantees.

SECTION 1602.  EXECUTION IN COUNTERPARTS.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and have caused their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       GREENWICH AIR SERVICES

                                       By................................

                                       By................................


[Seal]

Attest:

 ..........................
                                       GAS TURBINE CORPORATION
                                       GREENWICH TURBINE, INC.
                                       GASI ENGINE SERVICES CORPORATION
                                       GAS TURBINE TEST CORPORATION
                                       GREENWICH FOREIGN SALES
                                        CORPORATION
                                       GREENWICH AIR SERVICES-TEXAS, L.P.,
                                       McALLEN COMPONENTS, L.P.

                                       Each as Subsidiary Guarantor

                                       By.................................


                                       AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee

                                       By.................................

[Seal]

Attest:

 ..............................................

[Notarial Seal]

STATE OF NEW YORK,    )
                      ) SS.:
COUNTY OF NEW YORK )



Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of [____________________] 1996, within my
jurisdiction, the within named                    who acknowledged that he is a
                          of Greenwich Air Services, Inc. and that for and on
behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                            ___________________
                                            NOTARY PUBLIC

[Notarial Seal]

STATE OF NEW YORK,     )
                       ) SS.:
COUNTY OF NEW YORK  )

Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of [____________________] 1996, within my
jurisdiction, the within named                    who acknowledged that he is a
                          of American Stock Trust & Transfer Company and that
for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.




                                            _____________________
                                            NOTARY PUBLIC




[Notarial Seal]

STATE OF NEW YORK,    )
                      ) SS.:
COUNTY OF NEW YORK )

Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of [____________________] 1996, within my
jurisdiction, the within named                    who acknowledged that he is a
                          of each of Gas Turbine Corporation, Greenwich Turbine,
Inc., GASI Engine Services Corporation, Gas Turbine Test Corporation, Greenwich Foreign Sales Corporation, Greenwich Air Services-Texas, L.P. and McAllen Components, L.P. and that for and on behalf of each of the said corporations, and as each of their act and deed he executed the above and foregoing instrument, after first having been duly authorized by each of said corporations so to do.



                                            __________________
                                            NOTARY PUBLIC

                                    Schedule 1008

[SPECIFIED INDEBTEDNESS PURSUANT TO CLAUSE (F) OF DEFINITION OF PERMITTED COMPANY INDEBTEDNESS]

                                    Schedule 1009

[SPECIFIED INDEBTEDNESS PURSUANT TO CLAUSE (E) OF THE DEFINITION OF PERMITTED RESTRICTED SUBSIDIARY INDEBTEDNESS OR PREFERRED STOCK]

                                    Schedule 1016

[SPECIFIED AGREEMENTS CONCERNING ENCUMBRANCES OR RESTRICTIONS ON DISTRIBUTIONS FROM RESTRICTED SUBSIDIARIES -- SEE (I) OF Section 1016]

                                  TABLE OF CONTENTS

                                       ________



                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION

SECTION 101.  Definitions...................................................  1
              Act...........................................................  1
              Aerospace Industry and Gas Turbine Engine Business............  1
              Affiliate.....................................................  1
              Asset Sale....................................................  2
              Attributable Indebtedness.....................................  2
              Authenticating Agent..........................................  2
              Average Life..................................................  2
              Bankruptcy Code...............................................  2
              Board of Directors............................................  2
              Board Resolution..............................................  2
              Business Day..................................................  2
              Capital Lease Obligation......................................  2
              Capital Stock.................................................  3
              Change of Control.............................................  3
              Change of Control Offer.......................................  3
              Change of Control Payment Date................................  3
              Commission....................................................  3
              Company.......................................................  3
              Company Request or Company Order..............................  3
              Conese Family.................................................  3
              Consolidated Interest Coverage Ratio..........................  3
              Consolidated Interest Expense.................................  4
              Consolidated Net Income.......................................  4
              Consolidated Net Worth........................................  5
              Consolidated Net Tangible Assets..............................  5
              Corporate Trust Office........................................  5
              Corporation...................................................  5
              Covenant Defeasance...........................................  5
              Currency Agreement............................................  5
              CUSIP Number..................................................  5
              Default.......................................................  5
              Defaulted Interest............................................  6
              Defeasance....................................................  6
              Depositary....................................................  6
              EBITDA........................................................  6
              Event of Default..............................................  6
              Excess Proceeds...............................................  6
              Exchange Act..................................................  6
              Expiration Date...............................................  6
              Expiry Date...................................................  6
              Fair Market Value.............................................  6
              GAAP..........................................................  6
              Global Security...............................................  6
              Guarantee.....................................................  6

                                                                            PAGE
                                                                            ----

              Holder........................................................  7
              Incur.........................................................  7
              Indebtedness..................................................  7
              Indenture.....................................................  7
              Interest Payment Date.........................................  7
              Interest Rate Protection Agreement............................  7
              Investment....................................................  8
              Issue Date....................................................  8
              Investment Company Act........................................  8
              Legal Holiday.................................................  8
              Lien..........................................................  8
              Maturity......................................................  8
              Moody's.......................................................  8
              Net Cash Proceeds.............................................  8
              New Credit Facility...........................................  8
              Notice of Default.............................................  9
              Officers' Certificate.........................................  9
              Opinion of Counsel............................................  9
              Outstanding...................................................  9
              Participants.................................................. 10
              Paying Agent.................................................. 10
              pari passu.................................................... 10
              Permitted Company Indebtedness................................ 10
              Permitted Investments......................................... 11
              Permitted Liens............................................... 11
              Permitted Restricted Subsidiary Indebtedness
               or Preferred Stock........................................... 12
              Permitted Short-Term Investments.............................. 12
              Person........................................................ 13
              Predecessor Security.......................................... 13
              Preferred Stock............................................... 13
              Prepayment Offer.............................................. 13
              Prepayment Offer Notice....................................... 13
              primary obligor............................................... 14
              Property...................................................... 14
              Purchase Amount............................................... 14
              Purchase Date................................................. 14
              Purchase Price................................................ 14
              Redeemable Stock.............................................. 15
              Redemption Date............................................... 15
              Redemption Price.............................................. 15
              Registrar..................................................... 15
              Regular Record Date........................................... 15
              Replacement Assets............................................ 15
              Restricted Payment............................................ 15
              Restricted Subsidiary......................................... 15
              Sale and Leaseback Transaction................................ 15
              Securities.................................................... 15
              Securities Act................................................ 15
              Security Register............................................. 16
              Special Record Date........................................... 16
              Specified Holders............................................. 16
              S&P........................................................... 16
              Stated Maturity............................................... 16
              Subsidiary.................................................... 16
              Subsidiary Guarantors......................................... 16

                                                                            PAGE
                                                                            ----

              Surviving Entity.............................................. 16
              Transaction Date.............................................. 16
              Trust Indenture Act........................................... 16
              Trust Officer................................................. 16
              Trustee....................................................... 16
              Unrestricted Subsidiary....................................... 16
              U.S. Government Obligation.................................... 17
              Vice President................................................ 17
              Voting Stock.................................................. 17
              Wholly Owned Subsidiary....................................... 17
SECTION 102.  Compliance Certificates and Opinions.......................... 17
SECTION 103.  Form of Documents Delivered to Trustee........................ 18
SECTION 104.  Acts of Holders; Record Dates................................. 18
SECTION 105.  Notices, Etc., to Trustee, Company
               and the Subsidiary Guarantors................................ 20
SECTION 106.  Notice to Holders; Waiver..................................... 20
SECTION 107.  Conflict with Trust Indenture Act............................. 21
SECTION 108.  Effect of Headings, Table of Contents
               and Cross-Reference Sheet.................................... 21
SECTION 109.  Successors and Assigns........................................ 21
SECTION 110.  Separability Clause........................................... 21
SECTION 111.  Benefits of Indenture......................................... 21
SECTION 112.  Governing Law................................................. 21
SECTION 113.  Legal Holidays................................................ 21

                                     ARTICLE TWO

                                    SECURITY FORMS

SECTION 201.  Form of Securities............................................ 22
SECTION 202.  Form of Face of Global Security............................... 22
SECTION 203.  Form of Reverse of Global Security............................ 24
SECTION 204.  Form of Trustee's Certificate of Authentication............... 26
SECTION 205.  Form of Guarantee............................................. 26

                                    ARTICLE THREE

                                    THE SECURITIES

SECTION 301.  Denominations................................................. 29
SECTION 302.  Execution, Authentication, Delivery and Dating................ 29
SECTION 303.  Temporary Securities.......................................... 29
SECTION 304.  Registration, Registration of Transfer and Exchange........... 30
SECTION 305.  Mutilated, Destroyed, Lost and Stolen Securities.............. 32
SECTION 306.  Payment of Interest; Interest Rights Preserved................ 32
SECTION 307.  Persons Deemed Owners......................................... 33
SECTION 308.  Cancellation.................................................. 33
SECTION 309.  Computation of Interest....................................... 34
SECTION 310.  CUSIP Numbers................................................. 34

                                                                            PAGE
                                                                            ----

                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture....................... 34
SECTION 402.  Application of Trust Money.................................... 35

                                     ARTICLE FIVE

                                       REMEDIES

SECTION 501.  Events of Default............................................. 35
SECTION 502.  Acceleration of Maturity; Rescission and Annulment............ 37
SECTION 503.  Collection of Indebtedness
               and Suits for Enforcement by Trustee......................... 37
SECTION 504.  Trustee May File Proofs of Claim.............................. 38
SECTION 505.  Trustee May Enforce Claims Without Possession of Securities... 38
SECTION 506.  Application of Money Collected................................ 38
SECTION 507.  Limitation on Suits........................................... 39
SECTION 508.  Unconditional Right of Holders To Receive Principal, Premium
               and Interest................................................. 39
SECTION 509.  Restoration of Rights and Remedies............................ 39
SECTION 510.  Rights and Remedies Cumulative................................ 40
SECTION 511.  Delay or Omission Not Waiver.................................. 40
SECTION 512.  Control by Holders............................................ 40
SECTION 513.  Waiver of Past Defaults....................................... 40
SECTION 514.  Undertaking for Costs......................................... 41
SECTION 515.  Waiver of Usury, Stay or Extension Laws....................... 41

                                     ARTICLE SIX

                                     THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities........................... 41
SECTION 602.  Notice of Defaults............................................ 41
SECTION 603.  Certain Rights of Trustee..................................... 41
SECTION 604.  Trustee's Disclaimer.......................................... 42
SECTION 605.  May Hold Securities........................................... 42
SECTION 606.  Money Held in Trust........................................... 43
SECTION 607.  Compensation and Reimbursement................................ 43
SECTION 608.  Conflicting Interests......................................... 43
SECTION 609.  Corporate Trustee Required; Eligibility....................... 44
SECTION 610.  Resignation and Removal; Appointment of Successor............. 44
SECTION 611.  Acceptance of Appointment by Successor........................ 45
SECTION 612.  Merger, Conversion, Consolidation or
               Succession to Business....................................... 45
SECTION 613.  Preferential Collection of Claims Against Company............. 45
SECTION 614.  Appointment of Authenticating Agent........................... 46

                                                                            PAGE
                                                                            ----

                                    ARTICLE SEVEN

                        HOLDERS' LISTS AND REPORTS BY TRUSTEE

SECTION 701.  Company To Furnish Trustee Names
               and Addresses of Holders..................................... 47
SECTION 702.  Preservation of Information; Communications to Holders........ 47
SECTION 703.  Reports by Trustee............................................ 48

                                    ARTICLE EIGHT

                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, Etc., Only on Certain Terms.......... 48
SECTION 802.  Successor Substituted......................................... 49

                                     ARTICLE NINE

                               SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures Without Consent of Holders............ 49
SECTION 902.  Supplemental Indentures with Consent of Holders............... 50
SECTION 903.  Execution of Supplemental Indentures.......................... 51
SECTION 904.  Effect of Supplemental Indentures............................. 51
SECTION 905.  Conformity with Trust Indenture Act........................... 51
SECTION 906.  Reference in Securities to Supplemental Indentures............ 51
SECTION 907.  Payment for Consent........................................... 52

                                     ARTICLE TEN

                                      COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest.................... 52
SECTION 1002. Registrar and Paying Agent.................................... 52
SECTION 1003. Money for Securities Payments To Be Held in Trust............. 53
SECTION 1004. Statement by Officers as to Default........................... 53
SECTION 1005. Existence..................................................... 54
SECTION 1006. Maintenance of Properties..................................... 54
SECTION 1007. Payment of Taxes and Other Claims............................. 54
SECTION 1008. Limitation on Company Indebtedness............................ 54
SECTION 1009. Limitation on Restricted Subsidiary Indebtedness and
               Preferred Stock.............................................. 54
SECTION 1010. Limitation on Liens........................................... 55
SECTION 1011. Limitation on Sale and Leaseback Transactions................. 55
SECTION 1012. Limitation on Restricted Payments............................. 55
SECTION 1013. Limitation on Issuance and Sale of Capital Stock of
         Restricted Subsidiaries............................................ 56
SECTION 1014. Limitation on Asset Sales..................................... 56
SECTION 1015. Transactions with Affiliates.................................. 57
SECTION 1016. Limitation on Restrictions on Distributions
         from Restricted Subsidiaries....................................... 58
SECTION 1017. Restricted and Unrestricted Subsidiaries...................... 58
SECTION 1018. Guarantees of Certain Indebtedness............................ 59

                                                                            PAGE
                                                                            ----

SECTION 1019. Commission Reports............................................ 59
SECTION 1020. Waiver of Certain Covenants................................... 59
SECTION 1021. Mandatory Repurchase Upon a Change of Control................. 60
SECTION 1022. Further Instruments and Acts.................................. 61

                                    ARTICLE ELEVEN

                               REDEMPTION OF SECURITIES

SECTION 1101. Election To Redeem; Notice to Trustee......................... 61
SECTION 1102. Selection by Trustee of Securities To Be Redeemed............. 61
SECTION 1103. Notice of Redemption.......................................... 62
SECTION 1104. Deposit of Redemption Price................................... 62
SECTION 1105. Securities Payable on Redemption Date......................... 63
SECTION 1106. Securities Redeemed in Part................................... 63
SECTION 1107. Purchase of Securities........................................ 63

                                    ARTICLE TWELVE

                          DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201. Defeasance and Discharge...................................... 63
SECTION 1202. Covenant Defeasance........................................... 64
SECTION 1203. Conditions to Defeasance or Covenant Defeasance............... 64
SECTION 1204. Deposited Money and U.S. Government Obligations To Be
               Held in Trust; Miscellaneous Provisions...................... 65
SECTION 1205. Reinstatement................................................. 66

                                   ARTICLE THIRTEEN

                                SUBSIDIARY GUARANTEES

SECTION 1301. Subsidiary Guarantees......................................... 66
SECTION 1302. Execution and Delivery of Subsidiary Guarantees............... 67
SECTION 1303. Subsidiary Guarantors May Consolidate, Etc.,
               on Certain Terms............................................. 68
SECTION 1304. Release of Subsidiary Guarantors.............................. 68
SECTION 1305. Additional Subsidiary Guarantors.............................. 69
SECTION 1306. Limitation of Subsidiary Guarantor's Liability................ 69
SECTION 1307. Contribution.................................................. 69

                                   ARTICLE FOURTEEN

                                CONCERNING THE HOLDERS

SECTION 1401. Identification of Company-Owned Securities.................... 70
SECTION 1402. Revocation of Consents; Future Holders Bound.................. 70


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                                   ARTICLE FIFTEEN

                                  HOLDERS' MEETINGS

SECTION 1501. Purposes of Meetings.......................................... 70
SECTION 1502. Call of Meetings by Trustee................................... 71
SECTION 1503. Call of Meetings by Company or Holders........................ 71
SECTION 1504. Qualifications for Voting..................................... 71
SECTION 1505. Regulations................................................... 71
SECTION 1506. Voting........................................................ 72
SECTION 1507. No Delay of Rights by Meeting................................. 73

                                   ARTICLE SIXTEEN

                               MISCELLANEOUS PROVISIONS

SECTION 1601. Indenture, Securities and Subsidiary Guarantees Solely
               Corporate Obligations........................................ 73
SECTION 1602. Execution in Counterparts..................................... 73

TESTIMONIUM...................................................................74
SIGNATURE AND SEALS...........................................................74
ACKNOWLEDGMENTS...........................................................75, 76


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